As filed electronically with the Securities and Exchange Commission on April 15, 2026

Registration No.333-292739

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] Pre-Effective Amendment No. 1	[ ] Post-Effective Amendment No. ___
FIRST TRUST EXCHANGE-TRADED FUND VIII

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust Flexible Income ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Senior Floating Rate Income Fund II

A Message from the Chairman of the Board of Trustees

[           ], 2026

Dear Shareholder:

I am writing to inform you of, and to ask for your vote on, a very important matter that will significantly affect your investment in First Trust Senior Floating Rate Income Fund II, a closed-end fund (the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Meeting”) will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, June 9, 2026, at 12:00 p.m. Central time, to ask shareholders to:

•	Consider and vote upon the conversion of the Target Fund to an open-end management investment company structured as an exchange-traded fund to be accomplished through the proposed reorganization of the Target Fund into First Trust Flexible Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, pursuant to which shares of the Target Fund would be exchanged for shares of the Acquiring Fund (with cash being distributed in lieu of fractional shares), as further described herein (the “Reorganization”).

The Board of Trustees of the Target Fund has approved the Reorganization and recommends that Target Fund shareholders vote “FOR” the Reorganization. Enclosed in this booklet is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison to the Target Fund, and the Reorganization, including the reasons for proposing the Reorganization.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own and a fractional vote for each fractional share of the Target Fund that you own. Please read the enclosed materials carefully and then cast your vote.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, EQ Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Senior Floating Rate Income Fund II

If You Need Any Assistance Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (888) 628-1041 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

Important Information for Shareholders of

First Trust Senior Floating Rate Income Fund II

[                       ], 2026

Although we recommend that you read in its entirety the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of First Trust Senior Floating Rate Income Fund II (the “Target Fund”).

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?
A.	You are receiving the Proxy Statement/Prospectus as a shareholder of the Target Fund. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposal, which will result in the Target Fund, a closed-end management investment company, becoming an open-end management investment company structured as an exchange-traded fund (“ETF”), and Target Fund shareholders becoming shareholders of an ETF:
•	To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Fund and First Trust Exchange-Traded Fund VIII (the “ETF Trust”), on behalf of its series, First Trust Flexible Income ETF (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Fund (the “Target Board”) has determined that such proposal is in the overall best interests of the Target Fund. The Target Board recommends that you vote FOR the proposal. See “The Reorganization—Synopsis— The Proposed Reorganization” in the Proxy Statement/Prospectus.

Q.	Why does the Target Board recommend the Reorganization?
A.	Based on information presented by First Trust Advisors L.P. (“First Trust”), the Target Board believes the Reorganization may benefit Target Fund shareholders in a number of ways, including the following:
•	As of December 7-8, 2025 (the dates on which the Target Board met to consider the Reorganization), Target Fund shares traded at a discount to net asset value (“NAV”). Following the Reorganization, the Acquiring Fund’s open-end ETF structure would allow shareholders of the Target Fund to exit their investment by selling their shares in the secondary market at or near the Acquiring Fund’s NAV, which would provide a meaningful one-time investment return represented by the current trading discount rather than selling their Target Fund shares in the secondary market at the Target Fund’s trading discount;

•	The favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide;
•	The potential to maintain a competitive distribution amount (exclusive of return of capital) relative to the current earned distribution amount (exclusive of return of capital) of the Target Fund;
•	Lower fees and expenses. Based on information presented by First Trust at a meeting of the Target Board on December 7-8, 2025, the Target Board believes the unitary fee rate for the Acquiring Fund would be materially lower than the current total expense ratio (including leverage expenses) for the Target Fund, and shareholders of the Target Fund would be expected to benefit from significant cost savings as a result of the Reorganization. As of November 30, 2025, the Target Fund’s total expense ratio (including leverage expenses), as a percentage of net assets attributable to common shares, was 2.37% (1.98% as a percentage of managed assets), whereas the Acquiring Fund’s unitary fee would start at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Acquiring Fund meet certain thresholds. See “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus. Such annual unitary management fee provides for payment of the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement between First Trust and the ETF Trust, on behalf of the Acquiring Fund, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Target Fund’s expenses include leverage expenses, but the Acquiring Fund is not expected to incur any leverage expenses; and
•	The opportunity for Target Fund shareholders to continue their investment in a fund with a similar investment objective that follows a broad multi-sector credit focused strategy that can invest across multiple credit sectors, including senior loans, high-yield corporates, investment grade corporates, securitized credit and preferred securities rather than focusing its investments in senior loans like the Target Fund. The Acquiring Fund should also provide shareholders with a more robust all-weather credit focused income fund that can adjust allocations to different sectors of the market depending on the interest rate and/or economic environment, thereby allowing its income sources to be more diversified and more durable.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, the Target Board approved the Reorganization and determined that the Reorganization would be in the overall best interests of the Target Fund. Accordingly, the Target Board recommends that shareholders of the Target Fund approve the Reorganization proposal. See “The Reorganization—Synopsis—Background and Reasons for the Proposed Reorganization.”

Q.	How will the Reorganization affect my shares of the Target Fund?
A.	If the Reorganization is approved, upon the closing of the Reorganization, you will become a shareholder of the Acquiring Fund and thereafter cease to be a shareholder of the Target Fund. Each shareholder of the Target Fund will receive a number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder (with cash being distributed in lieu of fractional shares). See “The Reorganization—Information About the Reorganization—Terms of the Reorganization.”
Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The Target Fund, and therefore indirectly its shareholders, will bear the costs of the Reorganization, including the costs associated with the Meeting, whether or not the Reorganization is consummated. Such one-time expenses to be borne by the Target Fund, which include legal and audit fees, filing fees, solicitation costs associated with the Reorganization proposal, and printing and mailing costs, are expected to be approximately $514,050 (or approximately $0.02 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of the Reorganization (as further discussed below). Following the Reorganization, Target Fund shareholders are expected to benefit from reduced ongoing fees and expenses (as also discussed below). See “The Reorganization—Synopsis—The Proposed Reorganization.”
Q.	How will the Reorganization impact ongoing fees and expenses?
A.	Shareholders of the Target Fund are expected to experience a reduction in overall expenses, with the Acquiring Fund charging a unitary fee starting at an annual rate of 0.75% compared to the Target Fund’s total annual expense ratio on Managed Assets of 1.83% as of March 31, 2026 (which translated into 2.17% on net assets) representing, based on expenses as of March 31, 2026, a reduction in the total expense ratio of 1.08% on Managed Assets (and 1.42% on net assets). See “The Reorganization—Synopsis—Fees and Expenses.”
Q.	What are some key differences between a closed-end fund and an ETF?
A.	Closed-end funds, like the Target Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds, like the Target Fund, are traded on a securities exchange at market prices and trade at market prices that are independent of, and frequently at a discount to, their net asset value per share. ETFs, like the Acquiring Fund, also trade their shares on a securities exchange. However, unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units are generally issued and redeemed in-kind and, as a practical matter, only broker-dealers or large institutional investors with authorized participant agreements can purchase or redeem these Creation Units. As a result of the process through which Creation Units are purchased and redeemed, ETF shares tend to trade at market prices that are at or near their net asset value per share.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to employ certain strategies, including to use financial leverage through borrowings in seeking to enhance returns. Although this flexibility can be beneficial to the performance of closed-end funds, the use of these additional investments and strategies can make investments in closed-end funds subject to additional risks, and/or to the same risks but to a greater extent, such as leverage risk in the case of the Target Fund. See “The Reorganization—Synopsis—Comparison of the Funds—General.”

Q.	Are the Funds managed by the same investment advisor and sub-advisor?
A.	The Funds are managed by the same investment advisor, First Trust, and the Acquiring Fund additionally utilizes a sub-advisor, Stonebridge Advisors LLC (“Stonebridge”), under a manger of managers structure (as described in “The Reorganization—Synopsis—Management of the Funds—Manager of Mangers Structure”) for the day-to-day portfolio management of a portion of the Fund’s assets.

William Housey, CFA, and Kevin Ziets, CFA, two of the portfolio managers from First Trust who are part of the Target Fund’s current portfolio management team will also serve as portfolio managers of the Acquiring Fund. Jeremiah Charles, Scott Skowronski, James Snyder, Owen Aronson, Todd Larson and Buo Zhang from First Trust and Rob Wolf from Stonebridge will also be portfolio managers for the Acquiring Fund. See “The Reorganization—Synopsis—Management of the Funds.”

Q.	How do the Funds’ objectives, strategies and risks compare?
A.	The Target Fund seeks a high level of current income with a secondary objective of capital preservation while the Acquiring Fund seeks to maximize current income. The Funds also have some similarities in their investment strategies, along with some important differences, as each Fund primarily invests in corporate debt, including bank loans, with both having exposure to asset-backed securities, CLOs, and corporate bonds and notes. However, the Acquiring Fund may potentially have lower exposure to senior secured floating-rate corporate loans and higher exposure to asset-backed securities and CLOs, when compared to the Target Fund, while also having exposure to residential and commercial mortgage-backed securities and preferred securities. The Target Fund generally invests at least 80% of its Managed Assets in below investment grade debt securities while the Acquiring Fund may invest without limit in both investment grade and below investment grade debt securities. While the Target Fund cannot have any foreign currency exposure, the Acquiring Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities. Additionally, under normal market conditions, the Acquiring Fund will target an average portfolio duration of between 2 to 5 years, although it may vary from between 0 to 8 years. The Target Fund does not target any specific portfolio duration. Both the Target Fund and the Acquiring Fund may invest in securities of any maturity and there is no limit on weighted average maturity of their portfolios.

Given the similarities in the investment strategies, the Funds are subject to some of the same risks including covenant-lite loans risk, credit rating agency risk, credit risk, debt securities risk, distressed securities risk, high yield securities risk, interest rate risk, liquidity risk, non-U.S. securities risk, prepayment risk, senior loan risk, leverage risk and valuation risk, among others. However, the Acquiring Fund has additional risks such as contingent convertible securities risk, credit default swaps risk, hybrid capital securities risk, mortgage-related securities risk, preferred securities risk, risks related to the Acquiring Fund’s investment in derivatives, foreign currencies, emerging markets and restricted securities. Each Fund is also subject to different risks resulting from the differences attributable to their respective formation as a closed-end fund and as an ETF. See “The Reorganization—Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.” See also “The Reorganization—Risk Factors—Principal Risks Comparison” for further discussion of the risks of investing the Funds.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?
A.	Yes. Based on its portfolio as of March 31, 2026, the Target Fund expects to sell approximately 80% of its current holdings prior to the Reorganization, including in order to de-lever. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $478,000 (or approximately $0.02 per Target Fund share). These expenses will be borne by the Target Fund and its shareholders. Based on the Target Fund’s current holdings and existing capital loss carryforwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. See “The Reorganization—Synopsis—Material Federal Income Tax Consequences of the Reorganization.”
Q.	How will the Reorganization impact distributions to shareholders of the Target Fund?
A.	It is anticipated that the Acquiring Fund’s common share distribution rate (exclusive of return of capital) will be competitive with the Target Fund’s current distribution rate (exclusive of return of capital). While the Target Fund’s ability to earn incremental income through financial leverage allows it to support a higher distribution rate, the Acquiring Fund’s lower expenses (as noted above) are expected to largely offset the impact of the elimination of financial leverage through borrowings. In seeking to provide for a stable level of distributions on a monthly basis, the Acquiring Fund’s distributions may include return of capital.

In addition, the Acquiring Fund intends to pay distributions of income on a monthly basis, as is also the practice of the Target Fund. The Target Fund has maintained a regular monthly common share distribution of $0.097 per share (on average $0.066 per share exclusive of return of capital) from June of 2023 through the date of this Proxy Statement/Prospectus. Since June of 2023, on average $0.031 per share of this distribution has been designated as a return of capital. Based on the $0.097 per share monthly common share distribution (on average $0.066 per share exclusive of return of capital), the annualized distribution rate as of March 31, 2026 was 11.76% (8.00% exclusive of return of capital) based on the net asset value of the Target Fund’s shares and 12.07% (8.22% exclusive of return of capital) based on the market price of the Target Fund’s shares.

The Acquiring Fund is newly formed and has not yet made any distributions. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. See “The Reorganization—Synopsis—Comparison of the Funds—Distributions and Dividend Reinvestment Plan.”

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and, as such, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund. Shareholders will incur brokerage commissions in connection with the sale of fractional shares. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, such sale may generate taxable gain or loss; therefore, the shareholder may wish to consult a tax advisor before doing so.

As noted above, the Target Fund also may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization. Any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders.

As a separate matter, prior to the closing of the Reorganization, the Target Fund expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares. See “The Reorganization—Synopsis—Material Federal Income Tax Consequences of the Reorganization.”

Q.	Will the Acquiring Fund shares received by Target Fund shareholders in the Reorganization be listed on a securities exchange following the Reorganization?
A.	Yes. The Acquiring Fund shares will be listed and traded on the NYSE Arca, Inc., the Target Fund shares are currently listed and traded on the New York Stock Exchange. See “The Reorganization—Information About the Reorganization—Description of the Shares to be Issued by the Acquiring Fund.”

Q.	When will the proposed Reorganization be completed?
A.	If approved by the Target Fund shareholders and the conditions to closing are satisfied (or otherwise waived), the Reorganization is expected to occur in the second quarter of 2026.
Q.	How does the Board of Trustees of the Target Fund recommend that shareholders vote on the proposed Reorganization?
A.	After careful consideration, the Target Board has determined that the Reorganization is in the overall best interests of the Target Fund and recommends that shareholders vote FOR the proposal. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization.”
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by completing and sending the enclosed proxy card, signed and dated (no postage is required if mailed in the United States);
•	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions;
•	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or
•	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement/Prospectus), to be admitted to the Meeting.
Q.	Whom should I call if I have any questions?
A.	Please call EQ Fund Solutions LLC, the Funds’ proxy solicitor, at (888) 628-1041, weekdays from 9:00 a.m. to 10:00 p.m. Eastern time.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company.

First Trust Senior Floating Rate Income Fund II

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on June 9, 2026

[                      ], 2026

To the Shareholders of First Trust Senior Floating Rate Income Fund II:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Senior Floating Rate Income Fund II, a Massachusetts business trust (the “Target Fund”), will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, June 9, 2026, at 12:00 p.m. Central time, to consider the following (the “Proposal”), as well as such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization by and between the Target Fund and First Trust Exchange-Traded Fund VIII, on behalf of its series, First Trust Flexible Income ETF, a newly formed exchange-traded fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of the Target Fund as of the close of business on February 10, 2026 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of First Trust Senior Floating Rate Income Fund II

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (888) 628-1041 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Senior Floating Rate Income Fund II

This document contains a Proxy Statement and Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Target Fund. If you complete and properly execute the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you properly execute and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal as indicated on the cover of the Proxy Statement and Prospectus.

We urge you to review the Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call EQ Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: (888) 628-1041.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 15, 2026

For the Reorganization of

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

into

FIRST TRUST FLEXIBLE INCOME ETF,

a series of First Trust Exchange-Traded Fund VIII

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT AND PROSPECTUS

[                    ], 2026

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of First Trust Senior Floating Rate Income Fund II, a Massachusetts business trust that is registered as a closed-end management investment company (the “Target Fund”), and relates to the special meeting of shareholders of the Target Fund called by the Board of Trustees of the Target Fund (the “Target Board”), to be held at the offices of the Target Fund, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, June 9, 2026, at 12:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Target Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of the Target Fund to consider and vote on the Proposal as defined below. The Target Fund and First Trust Flexible Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust that is registered as an open-end management investment company (the “ETF Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the proposal as follows (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Fund and the ETF Trust, on behalf of its series, the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund (and cash in lieu of fractional shares) to shareholders of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund, and the Target Fund would be dissolved, liquidated and terminated as provided in the Plan. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund would continue in operation as a closed-end management investment company.

The Target Board has unanimously determined that the Reorganization is in the overall best interests of the Target Fund, and the Target Board unanimously recommends that you vote FOR the Proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [     ], [      ], 2026. Target Fund shareholders of record as of the close of business on February 10, 2026 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will list and trade its shares on the NYSE Arca, Inc. (the “NYSE Arca”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2026;
(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended May 31, 2025 (SEC File No. 811-21539); and
(iii)	the unaudited financial statements for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report to shareholders for the six months ended November 30, 2025 (SEC File No. 811-21539).

No other parts of the Target Fund’s Annual Report or Semi-Annual report to shareholders are incorporated by reference herein.

-ii-

The foregoing documents are available upon request at no charge by calling First Trust at (800) 621-1675, by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, or online at First Trust’s website at www.ftportfolios.com. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

The Target Fund is, and when the Acquiring Fund’s registration statement has gone effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning the Target Fund may be inspected at the offices of the NYSE.

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

THE REORGANIZATION	1
A. Synopsis	1
The Proposed Reorganization	1
Background and Reasons for the Proposed Reorganization	2
Material Federal Income Tax Consequences of the Reorganization	4
Comparison of the Funds	5
Fees and Expenses	13
B. Risk Factors	15
Principal Risks Comparison	16
Certain Risks Related to the Proposed Reorganization	35
C. Information About the Reorganization	35
General	36
Terms of the Reorganization	36
Background and Trustees’ Considerations Relating to the Proposed Reorganization	38
Capitalization	41
Description of the Shares to be Issued by the Acquiring Fund	41
Federal Income Tax Consequences	42
D. Additional Information About the Investment Policies and Management of the Funds	44
General Comparison of the Target Fund and Acquiring Fund	44
Principal Investment Strategies and Policies	45
Principal Investments	49
Non-Principal Investments	54
Non-Principal Risks	55
Fundamental Investment Policies	58
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND	60
Description of Massachusetts Business Trusts	60
Charter Documents	60
Target Fund and Acquiring Fund Service Providers	65
Federal Tax Matters Associated with an Investment in the Acquiring Fund	66
How to Buy and Sell Acquiring Fund Shares	69
Distribution Plan of the Acquiring Fund	71
Other Information–Continuous Offering of the Acquiring Fund	71
Net Asset Value–Acquiring Fund	72
Premium/Discount Information Regarding the Acquiring Fund	74

GENERAL INFORMATION	75
Voting Process	75
Share Ownership of the Target Fund and the Acquiring Fund	77
Shareholder Proposals	78
Shareholder Communications	79
Fiscal Year	79
Legal Proceedings	79
Annual Report Delivery	79
Other Information	80
OTHER MATTERS TO COME BEFORE THE MEETING	81
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

THE REORGANIZATION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares (and cash in lieu of fractional shares) of the Acquiring Fund to shareholders of the Target Fund. The Target Board recommends a vote “FOR” the Plan.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Agreement and Plan of Reorganization. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

If shareholders of the Target Fund approve the Proposal and the Reorganization is completed, each Target Fund shareholder will receive a number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the closing of the Reorganization (with cash being distributed in lieu of fractional shares) and, as such, each Target Fund shareholder will become a shareholder of the Acquiring Fund and cease to be a shareholder of the Target Fund. Shares of the Target Fund would be exchanged for shares of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). See “—Information About the Reorganization—Federal Income Tax Consequences” below for a further discussion of the tax implications of the Reorganization. Specifically, the Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Target Fund, and therefore indirectly the Target Fund’s shareholders, will bear the costs of the Reorganization, including the costs associated with the Meeting, whether or not the Reorganization is consummated. Such one-time expenses for the Target Fund are expected to be approximately $514,050 (or approximately $0.02 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses relating to de-levering and repositioning its portfolio in advance of the Reorganization. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $478,000 (or approximately $0.02 per Target Fund share). Based on the Target Fund’s current holdings and existing capital loss carryforwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur during the second quarter of 2026, or such other date as agreed to by the parties. Following the Reorganization, the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company. If the Reorganization is approved, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Background and Reasons for the Proposed Reorganization

As part of its ongoing oversight of the funds in the First Trust Fund Complex, First Trust Advisors L.P., the investment advisor of the Target Fund (“First Trust”) conducted an evaluation of options for the Target Fund, including maintaining the status quo, liquidation and conversion to an open-end ETF. Based on its further evaluation, First Trust determined that a conversion of the Target Fund to an open-end ETF would be in the overall best interests of the Target Fund for a number of reasons, including the following:

•	As of December 7-8, 2025 (the dates on which the Target Board met to consider the Reorganization), Target Fund shares traded at a discount to net asset value (“NAV”). Following the Reorganization, the Acquiring Fund’s open-end ETF structure would allow shareholders of the Target Fund to exit their investment by selling their shares in the secondary market at or near the Acquiring Fund’s NAV, which would provide a meaningful one-time investment return represented by the current trading discount rather than selling their Target Fund shares in the secondary market at the Target Fund’s trading discount. As of March 31, 2026, the Target Fund’s trading discount was 2.63%;
•	The favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure of the Acquiring Fund would provide;
•	The potential for shareholders to maintain a competitive distribution amount (exclusive of return of capital) in the Acquiring Fund relative to the current earned distribution amount (exclusive of return of capital) of the Target Fund, noting that a significant portion of the Target Fund’s recent distributions has consistently consisted of return of capital. The Target Fund’s return of capital is expected to continue and increase as a percentage of its distribution amount if the Target Fund maintains its current distribution amount in the current interest rate cutting cycle. The consistent return of capital is gradually shrinking the size of the Target Fund and is therefore not sustainable for the long term, and would in turn increase the Target Fund’s expense ratio as fund expenses would be spread over a smaller asset base. Further, any reduction in the Target Fund’s distribution level, either due to a reduction in return of capital or lower market interest rates, could result in a further increase in the Target Fund’s trading discount. The Advisor estimates that the Acquiring Fund’s distribution amount (excluding distributions characterized as return of capital) under its broader investment mandate would be competitive with the Target Fund’s earned distribution amount inclusive of the Target Fund’s leverage (excluding distributions characterized as return of capital);

•	Lower fees and expenses. The unitary fee rate for the Acquiring Fund would be materially lower than the current total expense ratio (including leverage expenses) for the Target Fund, and shareholders of the Target Fund would be expected to benefit from significant cost savings as a result of the Reorganization. As of November 30, 2025, the Target Fund’s total expense ratio (including leverage expenses), as a percentage of net assets attributable to common shares, was 2.37% (1.98% on managed assets), whereas the Acquiring Fund’s unitary fee would start at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets (0.75% on managed assets), subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Acquiring Fund meet certain thresholds. Such annual unitary management fee provides for payment of the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement between First Trust and the ETF Trust, on behalf of the Acquiring Fund, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Target Fund’s expenses include leverage expenses, but the Acquiring Fund is not expected to incur any leverage expenses;
•	The opportunity for Target Fund shareholders to continue their investment in a fund with a similar investment objective that follows a broad multi-sector credit focused strategy that can invest across multiple credit sectors, including senior loans, high-yield corporates, investment grade corporates, securitized credit and preferred securities rather than focusing its investments in senior loans like the Target Fund. The Acquiring Fund should also provide shareholders with a more robust all-weather credit focused income fund that can adjust allocations to different sectors of the market depending on the interest rate and/or economic environment, thereby allowing its income sources to be more diversified and more durable; and
•	Historical activist investor activity in the Target Fund and the significant costs that may be imposed on the Target Fund in connection with another activist campaign, including potential litigation costs. The Reorganization may result in the benefit of avoiding such costs.

Based on the foregoing and as further described in this Proxy Statement/Prospectus, the Target Board approved the Reorganization and determined that the Reorganization would be in the overall best interests of the Target Fund. Accordingly, the Target Board recommends that shareholders of the Target Fund approve the Reorganization proposal.

Each of the Target Board and the Board of Trustees of the ETF Trust (the “ETF Trust Board”) has concluded that the Reorganization is in the overall best interests of its respective Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. See “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Target Board in approving the proposed Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization other than with respect to the cash paid for fractional shares. As a condition of closing the Reorganization, the Funds will obtain an opinion from legal counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Moreover, based on its portfolio as of March 31, 2026, the Target Fund expects to sell approximately 80% of its current holdings prior to the Reorganization, including in order to de-lever. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $478,000 (or approximately $0.02 per Target Fund share). Based on the Target Fund’s current holdings and existing capital loss carryforwards in the amount of $58,880,115 as of May 31, 2025 (which losses do not expire), the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any capital gains realized prior to the Reorganization will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to the Target Fund’s shareholders.

As a separate matter, prior to the closing of the Reorganization, the Target Fund expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

Comparison of the Funds

General. The Target Fund is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004. The Acquiring Fund is a newly created, non-diversified, actively managed open-end fund operating as an ETF that is a series of the ETF Trust, which was organized as a Massachusetts business trust on February 22, 2016. The following sets forth generally some of the primary differences between a closed-end fund (such as the Target Fund) and an ETF (such as the Acquiring Fund).

Closed-End Funds	Exchange-Traded Funds

Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to use certain investment strategies. One of these investment strategies often employed by closed-end funds is the usage of financial leverage, often in seeking to increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with financial leverage proceeds do not cover the cost of financial leverage, the return of the closed-end fund will be less than if leverage had not been used. The use of leverage also involves the following risks and special considerations: (i) the likelihood of greater volatility with respect to the net asset value and market price of common shares than a comparable portfolio that does not utilize leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to shareholders or result in fluctuations in dividends paid to shareholders; (iii) in declining markets, the use of leverage is likely to cause a greater decline in the net asset value of shares of the closed-end fund than if the fund had not been leveraged, which may result in a greater decline in the market price of the closed-end fund shares; and (iv) the investment advisory fee payable to the investment advisor (and by the investment advisor to the sub-advisor) may be higher than if the fund did not use leverage.

Similar to most closed-end funds, ETFs trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units of the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Acquiring Fund invests. Except when aggregated in Creation Units, Acquiring Fund shares are not redeemable securities of the Acquiring Fund. For more information on the procedures for purchasing and redeeming Creation Units of the Acquiring Fund, please see “Creation and Redemption of Creation Units” in the SAI.

These ETF features are designed to protect shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of the Acquiring Fund generally will not lead to a tax event for the Acquiring Fund or its shareholders. As a practical matter, only broker-dealers or large institutional investors with authorized participant agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of the Acquiring Fund will be traded on NYSE Arca to provide liquidity for purchasers of Acquiring Fund shares in amounts less than the size of a Creation Unit. The market price of Acquiring Fund shares on NYSE Arca may be equal to, more than or less than the net asset value per share, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Investment Objectives and Principal Investment Strategies. The Target Fund and Acquiring Fund have similar investment objectives. The Target Fund seeks a high level of current income with a secondary objective of capital preservation while the Acquiring Fund seeks to maximize current income.

The principal investment strategies of the Target Fund and Acquiring Fund have similarities, but also important differences. The Target Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in a diversified portfolio of senior secured floating-rate corporate loans (“Senior Loans”). The portion of the Target Fund’s assets invested in Senior Loans will vary from time to time consistent with the Target Fund’s investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. The Senior Loans in which the Target Fund invests are primarily below investment grade instruments, commonly referred to as “high yield” securities or “junk bonds.” Additionally, under normal market conditions, the Target Fund may invest up to 10% of its Managed Assets in revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, asset-backed securities, CLOs, investment grade loans and fixed income debt obligations of any maturity, money market instruments, such as commercial paper, and publicly-traded high yield debt securities.

The Acquiring Fund is an actively managed ETF that, under normal circumstances, will seek to achieve its investment objective by investing in a portfolio of fixed income securities and instruments that generate income, including but not limited to corporate debt securities; U.S. and non-U.S. bank loans; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities; CLOs; and preferred securities. Under normal market conditions, the Acquiring Fund’s average portfolio duration will vary from between 0 to 8 years, although the Acquiring Fund generally targets an average portfolio duration of 2 to 5 years. The Acquiring Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Acquiring Fund’s portfolio. The Acquiring Fund seeks to achieve its investment objective through an active, opportunistic, and relative value-driven approach that emphasizes tactical allocations across duration management (i.e., adjusting a portfolio’s sensitivity to interest rate changes), yield curve positioning (i.e., allocating investments across maturities based on expected yield curve movements), sector weighting, credit quality, and individual security selection. The Acquiring Fund’s allocation to the various assets and sectors described above will vary depending on market conditions. Additionally, the Acquiring Fund may utilize exchange-traded futures contracts and options contracts, as well as over-the-counter traded derivatives including forwards, options and swaps (including credit default swaps). The Acquiring Fund’s use of derivatives will be used to enhance returns, manage risks, manage duration, serve as a substitute for a position in an underlying asset, reduce transaction costs, maintain full market exposure to manage cash flows and/or to preserve capital. Further, the Acquiring Fund may enter into short sales as part of its overall portfolio management strategy, or to benefit from a potential decline in the value of a security; however, the Acquiring Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets.

Some key differences between the Funds are that, the Acquiring Fund may invest in a more diverse portfolio of corporate debt securities while the Target Fund has an emphasis on Senior Loans. For a full comparison of the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” herein. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

Risks of the Funds. As the Target Fund and the Acquiring Fund have similarities in their principal investment strategies, they are subject to some of the same risks. Both Funds are subject to covenant-lite loans risk, credit rating agency risk, credit risk, debt securities risk, distressed securities risk, high yield securities risk, interest rate risk, liquidity risk, non-U.S. securities risk, prepayment risk, senior loan risk, leverage risk and valuation risk, among others. However, the Acquiring Fund has additional risks such as contingent convertible securities risk, credit default swaps risk, hybrid capital securities risk, mortgage-related securities risk and preferred securities risk, risks related to the Acquiring Fund’s investment in derivatives, foreign currencies, emerging markets and restricted securities, which the Target Fund is not subject to. Each Fund is also subject to different risks resulting from the differences attributable to their respective formation as a closed-end fund and as an ETF. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. See “—Risk Factors” below.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Share Information.

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
Target Fund	Unlimited	25,983,388	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	0	$0.01	None	None	NYSE Arca
(1) As of March 31, 2026.

Distributions and Dividend Reinvestment Plan. Dividends from net investment income, if any, are declared and paid monthly by the Target Fund and are expected to be declared and paid monthly by the Acquiring Fund. The Target Fund distributes, and the Acquiring Fund will distribute, its net realized capital gains, if any, to shareholders at least annually. The Target Fund has had a practice of seeking to maintain relatively stable monthly distributions. A significant portion of the Target Fund’s recent distributions have consisted of return of capital. It is anticipated that the Acquiring Fund will also seek to provide for a stable level of distributions on a monthly basis. Such distributions may include return of capital. It is initially expected that the amount of return of capital needed to maintain a stable level of distribution for the Acquiring Fund may be less than the average amount of return of capital that comprised the Target Fund’s distributions since June of 2023. It is anticipated that such Acquiring Fund distributions (exclusive of return of capital) will be competitive with the Target Fund’s current distribution rate (exclusive of return of capital). Distributions in cash from the Target Fund and the Acquired Fund may be reinvested automatically in additional whole shares of the respective Fund only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker.

Management of the Funds

Trustees and Officers. The trustees of the Target Fund are the same as the trustees of the ETF Trust (of which the Acquiring Fund is a series). The following individuals comprise the board of trustees of both the Target Fund and the ETF Trust: James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. The board of trustees is responsible for the management of the Funds, including supervision of the duties performed by First Trust as an investment advisor to the Funds. In addition, the officers of the Target Fund are the same of those as the ETF Trust. See “Management of the Fund” in the SAI for additional information on the trustees and officers of the Acquiring Fund.

Investment Advisors and Portfolio Managers. First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Target Fund and the Acquiring Fund. In this capacity, First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund. First Trust is responsible for the day-to-day management of all of the assets of the Target Fund and a portion of the assets of the Acquiring Fund.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the board of trustees of each Fund.

As of March 31, 2026, First Trust served as advisor or sub-advisor to 4 mutual fund portfolios, 11 ETFs consisting of 310 series and 5 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Acquiring Fund. As of February 28, 2026, First Trust collectively managed or supervised approximately $329.6 billion through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts.

Stonebridge, a registered investment advisor located at 10 Westport Road, Suite C-101, Wilton, Connecticut 06897, serves as investment sub-advisor for the Acquiring Fund and is an affiliate of First Trust. As the sub-advisor, Stonebridge is responsible for the day-to-day management of the portion of the assets of the Acquiring Fund invested in preferred securities. Stonebridge is a niche asset management firm that manages portfolios of preferred securities for institutional investors and high net worth individuals. Stonebridge, formed in December 2004, serves as investment advisor or portfolio supervisor to investment portfolios with approximately $13.78 billion in assets undermanagement and/or supervision as of February 28, 2026. A portion of these assets are contained in investments sponsored by FTP, for which Stonebridge acts as sub-portfolio supervisor.

The portfolio management team for the Target Fund consists of William Housey, CFA, Jeffrey Scott, CFA, and Kevin Ziets, CFA. William Housey and Kevin Ziets will continue to serve as portfolio managers of the Acquiring Fund, along with Jeremiah Charles, CFA, Scott Skowronski, CFA, James Snyder, Owen Aronson, Todd Larson, CFA, Rob Wolf, and Buo Zhang.

Pursuant to the Investment Management Agreement between First Trust and the Target Fund, First Trust currently receives a monthly fee calculated at an annual rate of 0.75% of the Target Fund’s Managed Assets (which translated into 0.90% of net assets). First Trust also provides fund reporting services to the Target Fund for a flat annual fee in the amount of $10,000. Pursuant to an investment management agreement between First Trust and the ETF Trust, on behalf of the Acquiring Fund (the “Investment Management Agreement”), First Trust will manage the Acquiring Fund’s assets and pays Stonebridge for its services as sub-advisor to the Acquiring Fund. First Trust is paid an annual unitary management fee by the Acquiring Fund equal to 0.75% of the Acquiring Fund’s average daily net assets and is responsible for the Acquiring Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

As approved by the ETF Trust’s Board of Trustees, the management fee paid to First Trust will be reduced at certain levels of Acquiring Fund net assets (“breakpoints”). See the SAI to this Proxy Statement/Prospectus for more information on the breakpoints.

A discussion regarding the ETF Trust’s Board’s approval of the Investment Management Agreement and the agreement between First Trust and Stonebridge will be available in the Acquiring Fund’s next available Form N-CSR.

Generalist Portfolio Managers

Jeremiah Charles, Senior Vice President and Senior Portfolio Manager of First Trust. Jeremiah Charles is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group. At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds. Prior to joining First Trust in 2013, Jeremiah spent the majority of his career as a Senior Portfolio Manager at Deerfield Capital Management where he helped manage the Deerfield Mortgage REIT. In his career, he has also held positions at CRT Capital, where he worked as a Vice President in Securitized Products and at Piper Jaffray, where he began his career in 2003 as an Analyst. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a MS in Real Estate with honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

 William Housey, CFA, Managing Director of Fixed Income and Senior Portfolio Manager of First Trust. William Housey is Managing Director of Fixed Income, Senior Portfolio Manager. Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Team and has worked in the investment management industry since 1996. Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Scott Skowronski, CFA, Senior Vice President and Senior Portfolio Manager of First Trust. Mr. Skowronski serves as Senior Vice President and Portfolio Manager for First Trust. Mr. Skowronski joined First Trust Advisors L.P. in November 2022 as Portfolio Manager for the Investment Grade Team and has 27 years of investment experience. Prior to joining First Trust, Mr. Skowronski was a Senior Portfolio Manager and Principal at Asset Allocation & Management, LLC (AAM) for over 10 years. In that role, he was responsible for leading the Portfolio Strategies Committee to determine sector and portfolio positioning for all investment grade bond portfolios across the firm and was also a member of the Asset Allocation Committee. Prior to that, Mr. Skowronski was an Associate Portfolio Manager at Brandes Investment Partners and was also a Fixed Income Portfolio Manager at COUNTRY Financial. He has extensive experience in portfolio management across all investment grade bond sectors including credit, securitized, and municipal bonds. Mr. Skowronski received a B.A. in Risk Management from Illinois Wesleyan University. He also holds the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago.

James Snyder, Senior Vice President and Senior Portfolio Manager of First Trust. James Snyder is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group. At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds. Prior to joining First Trust in 2013, James spent most of his career leading several mortgage trading and portfolio management groups at American Express Financial Advisors, where he managed the AXP Federal Income Fund, and at Deerfield Capital, where he managed Deerfield’s Mortgage REIT and Opportunity Fund. Additionally, he has held senior positions at Fort Sheridan Advisors and Spyglass Capital after beginning his career in 1983 at Harris Bank. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from the University of Chicago Booth School of Business.

Sector-specific Portfolio Managers

Owen Aronson, Senior Investment Analyst and Portfolio Manager of First Trust. Owen Aronson is a Vice President and Portfolio Manager for First Trust. Prior to joining First Trust in 2020, Mr. Aronson worked as Vice President at Neuberger Berman in the Global Securitized Products team where he was involved in the research, trading, and management of securitized risk across a range of fixed income and real estate debt portfolios. Mr. Aronson began his career as an Analyst at Lehman Brothers Asset Management in 2007. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

Todd Larson, CFA, Senior Vice President and Senior Portfolio Manager of First Trust. Todd Larson is a Senior Portfolio Manager for the Investment Grade Fixed Income Team and has over 33 years of investment experience. Prior to joining First Trust in 2007, Mr. Larson was Vice President and Portfolio Manager for ABN AMRO Asset Management. Mr. Larson also served on ABN AMRO’s Macro- economic Committee and Global Credit Committee. His previous positions also include Portfolio Manager at Van Kampen American Capital and Portfolio Manager at Horizon Cash Management. Mr. Larson has extensive experience in the portfolio management of core-style investment grade mandates and enhanced cash strategies. Mr. Larson received a B.A. in Business Administration from North Park College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Robert Wolf, Chief Executive Officer and Chief Investment Officer of Stonebridge. Mr. Wolf sets the strategic direction of Stonebridge including investments, operations, business and product development, and marketing strategies. Mr. Wolf oversees the investment team, as well as investment policies and strategies for all of the company’s portfolio management activities. In addition, Mr. Wolf directs the daily management of preferred securities portfolios and trading functions. Mr. Wolf has over 26 years of fixed-income experience in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations. Mr. Wolf previously worked for Lehman Brothers’ commercial mortgage-backed securities (CMBS) trading desk as a credit analyst. Mr. Wolf received his B.S. degree in Chemistry from Villanova University and his MBA in Finance from the New York University Stern School of Business.

Buo Zhang, Portfolio Manager of First Trust. Buo Zhang is a Portfolio Manager for the First Trust Government & Securitized Products Group focused primarily on CLOs. She has over 18 years of investment research and trading experience. Prior to joining First Trust in March 2025, Buo worked at Nuveen Asset Management as a Managing Director focused on structuring and trading CLOs. Prior to Nuveen, Buo worked at Credit Suisse Asset Management (now UBS Asset Management) as a Director in the Credit Investments Group where she worked in various capacities including as an investment analyst as well as structuring and trading structured products. Ms. Zhang holds a B.S. in Finance and Accounting from the Stern School of Business at New York University.

Kevin Ziets, CFA, Portfolio Manager of First Trust. Mr. Ziets is a Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 28 years of investment experience. Prior to joining First Trust, Mr. Ziets was at Muzinich & Company from 2017 to 2025. At Muzinich, he initially served as a Senior Credit Analyst and moved in the role of Portfolio Manager in July 2020 where he managed over $5 billion in leverage finance portfolios across public funds and SMAs. Prior to Muzinich, Mr. Ziets spent over 10 years as a Senior Analyst on a number of sell-side leverage finance research teams, including publishing roles in Consumer/Retail at Goldman Sachs and Citigroup. He began his career at Moody’s, progressing to a Senior Analyst role from 1997 to 2006. Mr. Ziets received a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business. Mr. Ziets holds the FINRA Series 7 and Series 63 licenses and holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of New York.

For additional information concerning First Trust, Stonebridge and the portfolio managers, including a description of the services provided to the Acquiring Fund, see the SAI to this Proxy Statement/Prospectus. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Acquiring Fund is provided in the SAI to this Proxy Statement/Prospectus.

Manager of Managers Structure

Unlike the Target Fund, which must seek shareholder approval to enter into or amend sub-advisory agreements with sub-advisors, the Acquiring Fund will operate under a “manager of managers” structure pursuant to an exemptive order and no-action assurances granted by the SEC (collectively, the “Exemptive Relief”). Under the manager of managers structure, First Trust has ultimate responsibility, subject to oversight by the ETF Trust Board, for overseeing the Acquiring Fund’s sub-advisor(s) and recommending to the ETF Trust Board the hiring, termination, or replacement of any such sub-advisor(s), including Stonebridge, in its capacity as the sub-advisor of the Acquiring Fund. Accordingly, the ETF Trust, on behalf of the Acquiring Fund, may enter into and amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval. However, the Acquiring Fund will notify shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Exemptive Relief provides the Acquiring Fund with greater flexibility and efficiency by preventing the Acquiring Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the manager of managers structure with respect to the Acquiring Fund is subject to certain conditions that are set forth in the Exemptive Relief. First Trust will, subject to the review and approval of the ETF Trust Board, set the Acquiring Fund’s overall investment strategy and evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets. Subject to review by the ETF Trust Board, First Trust will allocate and, when appropriate, reallocate the Acquiring Fund’s assets between itself and Stonebridge and monitor and evaluate sub-advisor performance.

Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. Expenses for the Target Fund are based on operating expenses of the Target Fund as of March 31, 2026. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund Based on Managed Assets	Target Fund Based on Net Assets	Acquiring Fund based on Net Assets (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(1)	None(1)	None(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%(3)	0.89%(4)	0.75%(5)
Dividend Reinvestment Plan Fees	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	None	None	None
Interest Payments on Borrowed Funds	0.90%	1.07%(4)	0.00%
Other Expenses	0.18%	0.21%(4)	0.00%
Total Annual Fund Operating Expenses	1.83%	2.17%(4)	0.75%

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(1) As a closed-end fund, the Target Fund trades on the NYSE and does not charge a sales load or a redemption fee. When buying or selling Target Fund shares, investors will incur customary brokerage commissions and charges.

(2) As an ETF, the Acquiring Fund will trade on the NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.

(3) The management fee of the Target Fund is based on the “Managed Assets” of the Target Fund, which means the total asset value of the Target Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. Accordingly, “Managed Assets” includes assets of the Target Fund obtained through the use of leverage.

(4) Based on Target Fund average daily net assets for the fiscal year-to-date period ended March 31, 2026.

(5) The management fee of the Acquiring Fund is based on the Acquiring Fund’s average daily net assets.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown, whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
Target Fund (based on Managed Assets)	$189	$576	$990	$2,148
Target Fund (based on net assets)	$220	$679	$1,164	$2,503
Acquiring Fund (based on net assets) (pro forma)	$77	$240	$417	$930

Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. However, there are key differences between the Target Fund and the Acquiring Fund, including that the Target Fund is a closed-end fund which utilizes financial leverage through borrowings while the Acquiring Fund is an exchange-traded fund which does not utilize financial leverage through borrowings and that although the investment strategies of the Target Fund and Acquiring Fund have some similarities, they have important differences as well. The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing you how the performance of the Target Fund has varied from year to year. The Target Fund’s past performance may not be indicative of, and does not ensure, how the Acquiring Fund will, or is expected to, perform in the future.

Calendar Year Total Returns as of 12/31(1)

(1)	The Target Fund’s year-to-date total annual return based on net asset value for the period 12/31/25 to March 31, 2026 was -1.33%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
9.58%	June 30, 2020	-14.76%	March 31, 2020

The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for an index do not include expenses, which are deducted from Target Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Target Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2025
Target Fund Performance	1 Year	5 Years	10 years
Return before Taxes	6.87%	6.04%	6.06%
Return After Taxes on Distributions	1.96%	1.76%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	3.83%	2.62%	2.90%
Index Performance
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Morningstar® LSTA® US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	5.90%	6.42%	5.83%

B. Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. An investment in the Acquiring Fund may not be appropriate for all shareholders. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Due to certain similarities in their principal investment strategies, the Target Fund and the Acquiring Fund are also subject to certain of the same risks. However, there are also key differences between the Funds and therefore their risk factors, as discussed in this Proxy Statement/Prospectus. For example, the Acquiring Fund may have lower exposure to senior secured floating-rate corporate loans and higher exposure to asset-backed securities and CLOs, when compared to the Target Fund, while also having exposure to residential and commercial mortgage-backed securities and preferred securities. Each Fund is also subject to different risks resulting from the differences attributable to their respective formations as a closed-end fund and as an ETF.

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of the Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Reorganization. Because the table uses generalized risk heading titles, it is possible that the underlying descriptions of a risk could encompass broader or additional concepts than a heading may imply; when a risk applies to both Funds, the magnitude of such risk may be different for each Fund; and, when a risk applies to only one Fund, it may nonetheless apply to the other Fund but be categorized under a separate heading. Accordingly, you should read the descriptions of the risks associated with each heading that follows the table for a more detailed discussion of each risk.

Principal Investment Risk	Target Fund	Acquiring Fund
Asset-backed Securities Risk		X
Authorized Participant Concentration Risk		X
Bank Loans Risk	X	X
Call Risk		X
Cash Transactions Risk		X
CLO Risk	X	X
Contingent Convertible Securities Risk		X
Counterparty Risk		X
Covenant-Lite Loans	X	X
Credit Default Swaps Risk		X
Credit Rating Agency Risk	X	X
Credit Risk	X	X
Current Market Conditions Risk	X	X
Currency Risk		X

Principal Investment Risk	Target Fund	Acquiring Fund
Cyber Security Risk	X	X
Debt Securities Risk	X	X
Defaulted Securities Risk		X
Derivatives Risk		X
Distressed Securities Risk	X	X
Emerging Markets Risk		X
Extension Risk		X
Financial Companies Risk	X
Floating Rate Debt Instruments Risk	X	X
Forward Contracts Risk		X
Futures Contracts Risk		X
Health Care Companies Risk	X
High Yield Securities Risk	X	X
Hybrid Capital Securities Risk		X
Income Risk	X	X
Information Technology Companies Risk	X
Index or Model Constituent Risk		X
Inflation Risk	X	X
Interest and Principal only Securities Risk		X
Interest Rate Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Maker Risk		X
Market Discount from Net Asset Value	X
Market Risk	X	X
Money Market/Short-Term Securities Risk		X
Mortgage-Related Securities Risk		X
Non-Agency Securities Risk		X
Non-Diversification Risk		X
Non-U.S. Securities Risk	X	X
Operational Risk	X	X
Options Risk		X
OTC Derivatives Risk		X
Potential Conflicts of Interest Risk	X
Portfolio Turnover Risk		X
Preferred Securities Risk		X
Premium/Discount Risk		X
Prepayment Risk	X	X
Reinvestment Risk	X	X
Restricted Securities Risk		X

Principal Investment Risk	Target Fund	Acquiring Fund
Senior Loan Risk	X	X
Short Sales Risk		X
Significant Exposure Risk		X
Second Lien Loan Risk	X	X
Swap Agreements Risk		X
Tax Risk		X
Trading issues Risk		X
Valuation Risk	X	X
When-Issued, TBA and Delayed Delivery Transactions Risk		X
Zero Coupon Bond Risk		X

The following principal risks are applicable to each of the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Bank Loans Risk. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, particularly for second lien loans or other junior or subordinated loans held by the Fund; provided, however, that some loans are not secured by any collateral. The Fund’s rights to collateral also may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws. Bank loans held by the Fund may be subject to amendments, waivers, or exchange offers that modify their terms. These transactions may be initiated by borrowers to address financial stress and may include exchanges of existing loans for new instruments with different priority, collateral, or economic characteristics. Participation in, or exclusion from, such transactions could result in the Fund holding debt that is structurally or contractually subordinated, less liquid, or of lower market value than prior to the transaction.

CLO Risk. The Fund may invest in CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including credit risk, interest rate risk, liquidity risk and valuation risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk, expected maturity, priority of payment and yield. CLOs may experience substantial losses. Losses on underlying loans are typically borne first by the holders of subordinate tranches. Investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of one or more subordinate classes, or market anticipation of defaults and investor aversion to CLO securities as a class. Certain CLO tranches may at times be "payment-in-kind" assets, where interest is paid through the issuance of additional debt rather than cash, which could have negative effects on the performance of a CLO tranche.

Covenant-Lite Loans. Covenant-lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. First Trust makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities’ perceived or actual credit risk, as well as the Fund’s performance.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes. Including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Debt securities held by the Fund may be subject to amendments, waivers, or exchange offers that modify their terms. These transactions may be initiated by borrowers to address financial stress and may include exchanges of existing debt securities for new instruments with different priority, collateral, or economic characteristics. Participation in, or exclusion from, such transactions could result in the Fund holding debt that is structurally or contractually subordinated, less liquid, or of lower market value than prior to the transaction.

Distressed Securities Risk. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. In some instances, the Fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, the Fund may lose its entire investment in the security.

Floating Rate Debt Instruments Risk. The Fund may invest in floating rate debt instruments. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well as bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. The Fund may invest in floating rate loans considered to be high yield or “junk” instruments and considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund. An economic downturn would also generally lead to a higher non-payment rate, and a floating rate debt instrument may lose significant market value before a default occurs. To the extent the Fund invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods which may cause the Fund to be unable to realize the full value of its investment. Lastly, floating rate loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Yield Securities Risk. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.

Income risk. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case during periods of low interest rates. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. Higher sensitivity to interest rates is generally correlated with higher levels of volatility and, therefore, greater risk. As the value of a debt security changes over time, so will its duration.

Leverage Risk. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.

Liquidity Risk. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value and the bid/ask spread on the Fund’s shares may widen.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular portfolio investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Advisor were to change its valuation policies, or if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. In addition, the value of the debt securities in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. Net asset value calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

The following principal risks are applicable to the Target Fund. References below to the “Fund” apply to the “Target Fund”.

Financial Companies Risk. The Fund may invest in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

The following principal risks are applicable to the Acquiring Fund. References below to the “Fund” apply to the “Acquiring Fund”.

Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Cash Transactions Risk. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

Contingent Convertible Securities Risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency),market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Default Swaps Risk. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. With respect to a reference obligation, a buyer will lose its investment and recover nothing should no event of default occur. For a seller, if an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value. When the Fund acts as a seller of a credit default swap agreement, it is exposed to the risks of leverage since if an event of default occurs with respect to a reference obligation, the seller must pay the buyer the full notional value of the reference obligation.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The reorganization or liquidation of an issuer of a defaulted security may result in the Fund losing its entire investment or being required to accept cash or securities with a value less than its original investment. It may also be difficult to obtain complete and accurate information regarding the true financial condition of the issuer of a defaulted security. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include or may include: (i) the risk that the value of the underlying assets may go up or down; (ii) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (iii) the risk of mispricing or improper valuation of a derivative; (iv) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset; (v) the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value; (vi) the risk of loss caused by the unenforceability of a party’s obligations under the derivative; and (vii) the risk that a disruption in the financial markets will cause difficulties for all market participants. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting, auditing and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk, among others.

Futures Contract Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

Hybrid Capital Securities Risk. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

Index or Model Constituent Risk. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.

Interest and Principal only Securities Risk. The Fund may invest in stripped mortgage-backed securities where mortgage payments are divided up between one class that receives all of the interest from the mortgage assets (interest-only securities), while the other class will receive all of the principal (the principal-only securities). The yield to maturity on an interest-only security is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal-only securities tend to decline in value if prepayments are slower than anticipated.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Money Market/Short-Term Securities Risk. To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Mortgage-Related Securities Risk. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by the Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk and extension risk, given that mortgage loans generally allow borrowers to refinance. In periods of declining interest rates, borrowers may be more apt to prepay their mortgage sooner than expected. This can reduce the returns to the security holder as the amount of interest related to the price may be reduced while the proceeds may have to be reinvested at lower prevailing interest rates. This is prepayment risk. In periods of rising interest rates, borrowers may be less likely to refinance than expected thus extending the cash flows of the security such that there is increased downward price sensitivity to interest rate changes. This is extension risk. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.

Non-Agency Securities Risk. Investments in asset-backed or mortgage-related securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans and the value of these securities can change dramatically over time.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

OTC Derivatives Risk. The Fund may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that the Fund utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.

Portfolio Turnover Risk. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Restricted Securities Risk. The Fund may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.

Short Sales Risk. The Fund may engage in short sales. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Significant Exposure Risk. To the extent that the Fund invests a significant percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. Because the Fund expects to invest a significant portion of its assets in the financial sector, it may be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration, government regulation and competition.

Swap Agreements Risk. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Tax Risk. If there is general economic downturn, or if the issuer of the securities held by the Fund or the issuer of the underlying mortgages defaults on its obligations, the Fund could acquire real estate assets as a result of enforcement of the securities held by the Fund. Real estate assets would not generally produce income that would satisfy RIC qualification tests and would not assist the Fund in satisfying the RIC diversification tests. If the Fund fails such tests at any quarter and is not able to cure such failure, the Fund would be taxable as a corporation.

When-Issued, TBA and Delayed Delivery Transactions Risk. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities on a when-issued, TBA, delayed delivery or forward commitment basis may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a when-issued, TBA, delayed delivery or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Zero Coupon Bond Risk. As interest on zero coupon bonds is not paid on a current basis, the value of the bonds is subject to greater fluctuation than bonds that distribute income regularly. Accordingly, the value of zero coupon bonds may be highly volatile as interest rates rise or fall. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Certain Risks Related to the Proposed Reorganization

The following are certain risks related to the proposed Reorganization and are applicable to both the Target Fund and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Reorganization will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Repositioning Risk. Prior to the Reorganization, the Target Fund will transition its portfolio, which will involve holding increased levels of cash or cash equivalents. As a result, the Target Fund may not be fully invested in accordance with its principal investment strategy during this period. This may affect the Target Fund’s performance and could result in returns that differ from those that would be expected if the Target Fund were fully invested in accordance with its principal investment strategy.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there are tax risks associated with the proposed Reorganization. Chapman and Cutler LLP is providing an opinion that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Information About the Reorganization

General

The Target Board has unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between the Target Fund and the ETF Trust, on behalf of the Acquiring Fund, and the Reorganization contemplated therein. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the overall best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

General. The Plan seeks to provide for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued Acquiring Fund Shares to its shareholders. Such assumed liabilities include without limitation the Target Fund’s indemnification obligations to its trustees and officers. Shareholders of the Target Fund will receive a number of Acquiring Fund Shares equal in value to the aggregate net asset value of the Target Fund shares held by them immediately prior to the Closing Date (as defined below), with cash being distributed in lieu of any fractional shares. The value of the Target Fund’s net assets and liabilities will be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Time”).

The closing date is expected to be during the second quarter of 2026 (such day, the “Closing Date”). If the proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Reorganization will be distributed (either directly or through an agent) to the Target Fund shareholders in exchange for their Target Fund shares in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

The exchange of Target Fund shares for Acquiring Fund Shares through the Reorganization is expected to occur on a tax-free basis for federal income tax purposes, although Target Fund shareholders who receive cash for their fractional shares (as no fractional Acquiring Fund Shares will be distributed through the Reorganization) may incur certain tax liabilities. In the event Target Fund shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund shareholders, and each such Target Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. Shareholders will incur brokerage commissions in connection with the sale of fractional shares. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares (as if issued), sell the shares and distribute the cash proceeds net of brokerage commissions, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Expenses. The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by the Target Fund, and therefore indirectly its shareholders. Direct Reorganization related expenses include, without limitation: (i) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (ii) postage; (iii) printing; (iv) accounting fees; (v) legal fees; (vi) solicitation costs; and (vii) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by the Target Fund will be approximately $514,050 (or $0.02 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of the Reorganization. However, First Trust and the Target Board believe that the benefits of the Reorganization, including the anticipated significant reduction in the trading discount of the Target Fund’s shares and the lower ongoing expenses of the Acquiring Fund, will offset the costs of the Reorganization.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by each board of trustees of the Funds. Notwithstanding the foregoing, following the receipt of Target Fund shareholder approval of the Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Target Fund under the Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Plan, the closing of the Reorganization is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the Target Fund (which may not be waived); (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Plan may be terminated by the mutual agreement of the parties and may be effected by the President or any Vice President of the Target Fund and Acquiring Fund, respectively, without further action by either the Target Board or the ETF Trust Board. Additionally, the Plan may be terminated by either Fund, at its option, at or before the closing of the Reorganization due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of notification to the breaching party and prior to the closing of the Reorganization; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by the board of trustees of either the Target Fund or the ETF Trust, on behalf of its series, the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

At a meeting held on December 7-8, 2025, the Target Board and the ETF Trust Board approved the Reorganization. The Target Board and the ETF Trust Board are comprised of the same eight individuals and are referred to in this section as the “Board.” In addition, the Target Fund and the Acquiring Fund are referred to in this section each as a “Fund” and collectively as the “Funds.” For the reasons discussed below, among others, the Board determined that the proposed Reorganization would be in the overall best interests of each Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The Board considered the Reorganization at meetings held on October 20, 2025 and December 7-8, 2025. At those meetings, First Trust discussed with the Board its reasons for proposing the Reorganization and provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits and costs of the Reorganization and First Trust’s evaluation of other alternatives. In connection with the October and December meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Fund or the ETF Trust (the “Independent Trustees”) met in private sessions and reviewed the information provided and discussed the proposed Reorganization with their independent legal counsel.

Based upon all the information provided and the discussions at the October and December meetings, the Board, including all of the Independent Trustees, approved the Reorganization, and determined that the Reorganization would be in the overall best interests of each Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Target Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that shareholders of the Target Fund approve the Reorganization, the Board considered, among other things, the following factors:

•	ETF Structure; Reduction of Trading Discount. The Board considered the benefits of an open-end ETF structure for the Target Fund and its shareholders versus the current closed-end fund structure. The Board noted that an open-end ETF structure would allow shareholders of the Target Fund to exit their investment by selling their shares in the secondary market at or near the Fund’s NAV, which would provide a meaningful one-time investment return represented by the current trading discount. The Board noted that, in recent years, shares of the Target Fund have traded at a discount from their NAV in the current closed-end fund structure, including at a discount of -8.52% as of November 23, 2025. The Board considered that an open-end ETF structure would continue to provide intra-day liquidity at or near NAV for shareholders who remain in the Acquiring Fund. The Board also noted the favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide. The Board considered the material reduction in expenses that would result from the Reorganization, noting the reduction from the Target Fund’s total expense ratio (including leverage expenses), as a percentage of net assets attributable to common shares, of 2.37% as of November 30, 2025 to the Acquiring Fund’s proposed annual unitary fee starting at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Acquiring Fund meet certain thresholds. Conversely, the Board considered the benefits of the Target Fund’s current closed-end fund structure, including that because closed-end funds are not continuously offered and therefore do not have daily subscriptions and redemptions, they are able to avoid the portfolio trading costs associated with managing flows. The Board also noted the Target Fund’s ability to use leverage to support a high distribution rate, while the Acquiring Fund would be unlevered. However, as discussed further below, the Board considered First Trust’s estimation that the Acquiring Fund could produce distributable income (excluding distributions characterized as return of capital) competitive to the Target Fund’s current earned distribution amount inclusive of the Target Fund’s leverage (excluding distributions characterized as return of capital). The Board also noted that leverage can magnify losses in a down market and considered the Target Fund’s cost of leverage. Finally, the Board considered the Reorganization in light of historical activist investor activity in the Target Fund and the significant costs that may be imposed on the Target Fund in connection with another activist campaign, including potential litigation costs. The Board considered that the Reorganization may have the additional benefit of avoiding such costs.

•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for each Fund, including comparisons between the current total expense ratio (including leverage expenses) for the Target Fund as of November 30, 2025 and the proposed unitary fee rate for the Acquiring Fund. As set forth above, the Board considered that the proposed unitary fee rate for the Acquiring Fund would be materially lower than the current total expense ratio for the Target Fund (including leverage expenses) and that shareholders of the Target Fund were expected to benefit from significant cost savings as a result of the Reorganization. The Board noted that the unitary fee rate schedule for the Acquiring Fund would include breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.

•	Compatibility of Investment Objectives and Policies; Portfolio Management. The Board considered the proposed investment objective and investment strategies for the Acquiring Fund and how they compared to those of the Target Fund. The Board noted that both Funds seek current income, with the Target Fund’s primary investment objective to seek a high level of current income and the Acquiring Fund’s investment objective to seek to maximize current income. The Board also noted that the Target Fund has a secondary investment objective of preserving capital. The Board considered that while the Target Fund invests primarily in senior loans, the Acquiring Fund would follow a broader multi-sector credit focused strategy that can invest across multiple credit sectors, including senior loans, high-yield corporates, investment grade corporates, securitized credit and preferred securities. The Board considered First Trust’s statement that the Acquiring Fund should provide shareholders with a more robust all-weather credit focused income fund that can adjust allocations to different sectors of the market depending on the interest rate and/or economic environment, thereby allowing its income sources to be more diversified and more durable. The Board noted that portfolio managers of First Trust would primarily manage the Acquiring Fund, but that Stonebridge Advisors LLC would sub-advise the portion of the Acquiring Fund’s portfolio invested in preferred securities. The Board noted that members of First Trust’s portfolio management team for the Acquiring Fund met with the Board at the December 7-8, 2025 meeting to discuss the Acquiring Fund’s investment strategies and to review differences from the Target Fund’s current investment strategy. Finally, the Board considered the potential for significant outflows of assets from the Acquiring Fund after the Reorganization and considered First Trust’s expectations regarding new investor demand for the Acquiring Fund due to the amount of asset flows in the multi-sector bond category and that First Trust believed it could attract new assets into the Acquiring Fund.

•	Fund Performance and Distribution Levels. The Board reviewed the historical performance of the Target Fund. Because the Acquiring Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Acquiring Fund. The Board also compared the Funds’ historical and estimated distribution levels, noting that, based on information provided by First Trust, a significant portion of the Target Fund’s recent distributions has consistently consisted of return of capital. The Board noted First Trust’s statement that the Target Fund’s return of capital would likely continue and increase as a percentage of its distribution amount if the Target Fund maintains its current distribution amount in the current interest rate cutting cycle. The Board noted First Trust’s statement that the consistent return of capital is gradually shrinking the size of the Target Fund and is therefore not sustainable for the long term, and would in turn increase the Target Fund’s expense ratio as fund expenses would be spread over a smaller asset base. The Board also considered that any reduction in the Target Fund’s distribution level, either due to a reduction in return of capital or lower market interest rates, could result in a further increase in the Target Fund’s trading discount. With respect to the Acquiring Fund, the Board considered First Trust’s estimation that the Acquiring Fund’s distribution amount (excluding distributions characterized as return of capital) under its broader investment mandate would be competitive with the Target Fund’s earned distribution amount inclusive of the Target Fund’s leverage (excluding distributions characterized as return of capital).

•	Anticipated Tax-Free Reorganization. The Board noted First Trust’s representation that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).
•	Expenses of the Reorganization. The Board considered the estimated direct costs of the Reorganization, with the Target Fund proposed to bear these costs. The Board also noted the estimated transaction costs to be borne by the Target Fund as a result of portfolio repositioning and the removal of leverage prior to the Reorganization. The Board noted First Trust’s estimate that shareholders of the Target Fund who continue as shareholders of the Acquiring Fund after the Reorganization would recoup the direct costs and the transaction costs of the Reorganization in approximately three to five months due to the materially lower total expense ratio of the Acquiring Fund. The Board determined that the benefits expected to be realized by shareholders of the Target Fund, including the ability to exit the Fund by selling their shares in the secondary market at or near the Fund’s NAV and the material expense reduction, would justify the costs to be borne by the Fund.
•	Alternatives to the Reorganization. The Board noted First Trust’s consideration of alternatives to the Reorganization, including maintaining the status quo, liquidating the Target Fund or merging the Target Fund into an existing closed-end fund or ETF, and First Trust’s determination that the Reorganization was the best option for existing shareholders of the Target Fund.
•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of interests of existing shareholders of the Target Fund in light of the basis on which shares of the Acquiring Fund will be issued to shareholders of the Target Fund.

Based upon on all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the overall best interests of each Fund. The Board also determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of March 31, 2026, and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

	Target Fund[1]	Acquiring Fund (pro forma)[1,2,3]
Shareholders’ Equity:

Net Asset Value per Share, $0.01 par value per share, 25,983,388 shares outstanding for the Target Fund, $0.01 par value per share, 25,983,388 shares outstanding for the Acquiring Fund (pro forma)	$9.86	$9.86

Net Assets	$256,207,481	$256,207,481

(1) These amounts include estimated Reorganization expenses of $514,050 (or approximately $0.02 per Target Fund share) and repositioning costs of $478,000 (or approximately $0.02 per Target Fund share).

(2) The Acquiring Fund will be seeded with two shares at approximately the net asset value per unit of the Target Fund shortly before the date of the proposed reorganization.

(3) Since cash will be paid to Target Fund shareholders in connection with the Reorganization in lieu of fractional shares, the net assets and Net Asset Value per Share of the Acquiring Fund may be less than those of the Target Fund.

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Fund and Acquiring Fund—Charter Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Under the charter documents of the Target Fund, shareholders of the Target Fund are not entitled to dissenter’s rights of appraisal with respect to the Reorganization. Shareholders of the Target Fund, however, may sell their shares on the NYSE until the closing date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which are anticipated to be listed and traded on the NYSE Arca.

The shares of the Target Fund are currently listed and traded on the NYSE under the symbol “FCT”. If the Reorganization is consummated, Target Fund shares will no longer be listed on the NYSE and the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the NYSE Arca under the symbol “FFLX”. Reports, proxy materials and other information concerning the Target Fund, and the Acquiring Fund after it is listed, may be inspected at the offices of the NYSE and NYSE Arca, respectively.

The Acquiring Fund Shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the ETF Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information About the Target Fund and the Acquiring Fund—Charter Documents.”

Distributions and Dividend Reinvestment Plan. Dividends from net investment income of the Target Fund are declared and paid monthly by the Target Fund and dividends from the net investment income of the Acquiring Fund, if any, are expected to be declared and paid monthly by the Acquiring Fund. Both the Target Fund and the Acquiring Fund distribute their net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Target Fund and Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. The Acquiring Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	the transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
(b)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
(c)	no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund;
(d)	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e)	the aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization; and
(f)	the basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal relating to the Reorganization presented herein is approved by the shareholders of the Target Fund, the Target Fund will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Fund and Acquiring Fund

The Target Fund is a diversified, closed-end management investment company, organized as a Massachusetts business trust. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the ETF Trust, an open-end management investment company organized as a Massachusetts business trust.

Closed-end funds are generally traded on an exchange and do not redeem outstanding shares or engage in the continuous sale of new shares. Persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions), which may be more (a premium) or less (a discount) than the net asset value per share. As of March 31, 2026 the Target Fund traded at a 2.63% discount to NAV. See “—Share Price Data” below. Closed-end funds, including the Target Fund, typically also utilize financial leverage through borrowings to try and increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used.

ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares on an exchange do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). Unlike closed-end funds, ETFs also issue and redeem shares on a continuous basis at net asset value in large blocks consisting of a specified number of shares (i.e., a Creation Unit) with authorized participants. The Creation Unit feature of an ETF is designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Additionally, shareholders who sell Acquiring Fund shares after the Reorganization may incur transaction costs such as brokerage commissions. Recent information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Acquiring Fund’s most recent fiscal year, will be available online at https://www.ftportfolios.com/Retail/etf/home.aspx.

Share Price Data. The following table sets forth for the periods indicated therein, with respect to the Target Fund, the following: (i) the high and low sales price for common shares reported as of the end of the day on the NYSE; (ii) the high and low net asset value of the common shares; and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares. As of the close of trading on March 31, 2026, the Target Fund’s market price was $9.64 and net asset value was $9.90, representing a trading discount to NAV of 2.63%. Because the Acquiring Fund has not yet commenced operations, no table has been provided for the Acquiring Fund.

Target Fund

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
February 28, 2026	$10.11	$9.43	$10.24	$10.26	(1.27)%	(8.09)%
November 30, 2025	$10.15	$9.45	$10.40	$10.33	(2.40)%	(8.52)%
August 31, 2025	$10.26	$9.81	$10.55	$10.49	(2.75)%	(6.48)%
May 31, 2025	$10.26	$9.08	$10.62	$10.29	(3.39)%	(11.76)%
February 28, 2025	$10.51	$10.19	$10.84	$10.80	(3.04)%	(5.65)%
November 30, 2024	$10.44	$10.20	$10.90	$10.87	(4.22)%	(6.16)%
August 31, 2024	$10.46	$9.82	$10.90	$10.77	(4.04)%	(8.82)%
May 31, 2024	$10.55	$10.07	$11.02	$11.07	(4.26)%	(9.03)%
February 29, 2024	$10.23	$9.73	$11.11	$11.03	(7.92)%	(11.79)%

(1)  Based on high and low closing market price for the respective quarter.

(2)  Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

Principal Investment Strategies and Policies

The Target Fund and Acquiring Fund have similar investment objectives. The Target Fund seeks a high level of current income with a secondary objective of capital preservation while the Acquiring Fund seeks to maximize current income. In furtherance of these investment objectives, the Target Fund and the Acquiring Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

The principal investment strategies of the Target Fund and Acquiring Fund have similarities, with some important differences. The Target Fund invests primarily in senior secured floating-rate corporate loans while also having exposure to other corporate debt including revolving credit facilities, floating rate debt securities such as notes and bonds, asset backed securities and CLOs. The Acquiring Fund may hold a more diverse portfolio including investment grade and below investment grade corporate debt securities, U.S. and non-U.S. bank loans, including first lien senior secured floating and fixed rate bank loans and covenant lite loans, residential and commercial mortgage-backed securities, asset-backed securities, CLOs and preferred securities. Both the Target Fund and Acquiring Fund are managed by the same investment advisor, but the Acquiring Fund also uses a sub-advisor under a manager of managers structure.

Target Fund – Principal Investment Strategies	Acquiring Fund – Principal Investment Strategies

Under normal market conditions, the Target Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The portion of the Target Fund’s assets invested in Senior Loans will vary from time to time consistent with the Fund’s investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans have rates of interest which are typically redetermined either monthly, quarterly or semiannually by reference to a base lending rate, plus a premium. The Senior Loans in which the Target Fund invests are primarily below investment grade instruments, commonly referred to as “high yield” securities or “junk bonds.”

Under normal market conditions, the Target Fund may also:

•    Invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations (“CLOs”)), investment grade loans and fixed income debt obligations of any maturity, money market instruments, such as commercial paper, and publicly-traded high yield debt securities.

•    Invest up to 10% of its Managed Assets in securities of:

o   Firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or

o   Firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds.

These foregoing investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.

Under normal circumstances, the Acquiring Fund will seek to achieve its investment objective by investing in a portfolio of fixed income securities and instruments that generate income, including but not limited to corporate debt securities; U.S. and non-U.S. bank loans; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities; collateralized loan obligations (“CLOs”); and preferred securities. Under normal market conditions, the Acquiring Fund’s average portfolio duration will vary from between 0 to 8 years, although the Acquiring Fund generally targets an average portfolio duration of 2 to 5 years. The Acquiring Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Acquiring Fund’s portfolio.

The Acquiring Fund’s investment advisor seeks to maximize the Acquiring Fund’s current income while pursuing attractive long-term total return by investing in a broad, diversified portfolio of fixed income securities and instruments that generate income, spanning the credit spectrum across various sectors, maturities, currencies, and geographies. The Acquiring Fund seeks to achieve its investment objective through an active, opportunistic, and relative value-driven approach that emphasizes tactical allocations across duration management (i.e., adjusting a portfolio’s sensitivity to interest rate changes), yield curve positioning (i.e., allocating investments across maturities based on expected yield curve movements), sector weighting, credit quality, and individual security selection. The Acquiring Fund’s investment decisions are informed by a rigorous, multi-faceted process that integrates macroeconomic factors, quantitative analyses, and fundamental/technical drivers. The Acquiring Fund’s investment advisor oversees comprehensive risk allocation, including duration, yield curve positioning, sector weighting, and overall portfolio construction, while dedicated sector-specific portfolio management teams at the investment advisor and sub-advisor perform detailed assessments of opportunities and risks within the various sectors of the broader fixed income market. The Acquiring Fund’s allocation to the various assets and sectors described herein will vary depending on market conditions.

Pursuant to its investment strategy, the Acquiring Fund will invest a minimum of 50% of its net assets in: U.S. and non-U.S. corporate debt securities, including investment grade and below investment grade corporate debt securities; and U.S. and non-U.S. bank loans, including first lien senior secured floating and fixed rate bank loans (“Senior Loans”) and covenant lite loans. The Acquiring Fund may also invest in securitized investment products, including asset-backed securities, residential mortgage-backed securities, and commercial mortgage-backed securities. The Acquiring Fund may further invest up to 20% of its net assets in CLO’s and up to 10% of its net assets in preferred securities.

Target Fund – Principal Investment Strategies	Acquiring Fund – Principal Investment Strategies

•   Invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Target Fund invest in securities of issuers located in emerging markets.

It is anticipated that at least 80% of the Target Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Target Fund’s Managed Assets may be invested in such lower grade debt instruments. The Target Fund may consider an expected rating provided by a nationally recognized statistical rating organization (“NRSRO”) as if it were a final rating. The Target Fund’s investments in debt instruments may have fixed or variable principal payments and all types of interest rate and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The Target Fund does not intend to purchase publicly-traded equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

The Target Fund may enter into certain derivative transactions to seek to manage the risks of the Target Fund’s portfolio securities and certain of these derivative transactions may provide investment leverage to the Target Fund’s portfolio. The Target Fund does not enter into derivative transactions as a principal part of its investment strategy.

The Acquiring Fund may invest, without limit, in securities rated below investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, judged to be of comparable quality by First Trust or Stonebridge (commonly referred to as “high yield” or “junk” bonds). The Acquiring Fund considers split-rated securities (securities that receive different ratings from two or more NRSROs) to have the higher credit rating. Additionally, for newly-issued securities, the Acquiring Fund may consider an expected rating provided by an NRSRO as if it were a final rating.

The Acquiring Fund may utilize exchange-traded futures contracts and options contracts, as well as over-the-counter traded derivatives including forwards, options and swaps (including credit default swaps). The Acquiring Fund’s use of derivatives will be used to enhance returns, manage risks, manage duration, serve as a substitute for a position in an underlying asset, reduce transaction costs, maintain full market exposure to manage cash flows and/or to preserve capital. Further, the Acquiring Fund may enter into short sales as part of its overall portfolio management strategy, or to benefit from a potential decline in the value of a security; however, the Acquiring Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. The Acquiring Fund may also invest in hybrid capital securities, distressed and defaulted securities, zero coupon bonds and money market funds and other cash equivalents, and may purchase securities on a when-issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis. The Acquiring Fund will not invest more than 20% of its net assets in non-U.S. dollar denominated securities.

The Fund’s investment strategy may include active and frequent trading. The Acquiring Fund is classified as “non-diversified” under the Investment Company Act, as amended (the “1940 Act”).

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the ETF Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective to seek to maximize income is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the SAI are non-fundamental and may be changed by the ETF Trust Board without shareholder approval. If there is a material change to the Acquiring Fund’s principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective. During the Fund’s initial invest-up period and during periods of high in-flows and out-flows, the Fund may not be fully invested pursuant to its principal investment strategy.

Information About the Acquiring Fund’s Strategy. Under normal circumstances, the Acquiring Fund will seek to achieve its investment objective by investing in a portfolio of fixed income securities and instruments that generate income, including but not limited to corporate debt securities; U.S. and non-U.S. bank loans; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities; CLOs; and preferred securities. Under normal market conditions, the Acquiring Fund’s average portfolio duration will vary from between 0 to 8 years, although the Acquiring Fund generally targets an average portfolio duration of 2 to 5 years. The Acquiring Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Acquiring Fund’s portfolio.

The Acquiring Fund’s investment advisor seeks to maximize the Acquiring Fund’s current income while pursuing attractive long-term total return by investing in a broad, diversified portfolio of fixed income securities and instruments that generate income, spanning the credit spectrum across various sectors, maturities, currencies, and geographies. The Acquiring Fund seeks to achieve its investment objective through an active, opportunistic, and relative value-driven approach that emphasizes tactical allocations across duration management (i.e., adjusting a portfolio’s sensitivity to interest rate changes), yield curve positioning (i.e., allocating investments across maturities based on expected yield curve movements), sector weighting, credit quality, and individual security selection. The Acquiring Fund’s investment decisions are informed by a rigorous, multi-faceted process that integrates macroeconomic factors, quantitative analyses, and fundamental/technical drivers. The Acquiring Fund’s investment advisor oversees comprehensive risk allocation, including duration, yield curve positioning, sector weighting, and overall portfolio construction, while dedicated sector-specific portfolio management teams at the investment advisor and sub-advisor perform detailed assessments of opportunities and risks within the various sectors of the broader fixed income market. The Acquiring Fund’s allocation to the various assets and sectors described herein will vary depending on market conditions.

Pursuant to its investment strategy, the Acquiring Fund will invest a minimum of 50% of its net assets in: U.S. and non-U.S. corporate debt securities, including investment grade and below investment grade corporate debt securities; and U.S. and non-U.S. bank loans, including first lien senior secured floating and fixed rate bank loans (“Senior Loans”) and covenant lite loans. The Acquiring Fund may also invest in securitized investment products, including asset-backed securities, residential mortgage-backed securities, and commercial mortgage-backed securities. The Acquiring Fund may further invest up to 20% of its net assets in CLO’s and up to 10% of its net assets in preferred securities.

The Acquiring Fund may invest, without limit, in securities rated below investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, judged to be of comparable quality by First Trust or Stonebridge (commonly referred to as “high yield” or “junk” bonds). The Acquiring Fund considers split-rated securities (securities that receive different ratings from two or more NRSROs) to have the higher credit rating. Additionally, for newly-issued securities, the Acquiring Fund may consider an expected rating provided by an NRSRO as if it were a final rating.

The Acquiring Fund may utilize exchange-traded futures contracts and options contracts, as well as over-the-counter traded derivatives including forwards, options and swaps (including credit default swaps). The Acquiring Fund’s use of derivatives will be used to enhance returns, manage risks, manage duration, serve as a substitute for a position in an underlying asset, reduce transaction costs, maintain full market exposure to manage cash flows and/or to preserve capital. Further, the Acquiring Fund may enter into short sales as part of its overall portfolio management strategy, or to benefit from a potential decline in the value of a security; however, the Acquiring Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. The Acquiring Fund may also invest in hybrid capital securities, distressed and defaulted securities, zero coupon bonds and money market funds and other cash equivalents, and may purchase securities on a when-issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis. Further, the Acquiring Fund may invest in the following non-principal investments: exchange-traded funds (“ETFs”) that invest primarily in the investments described above, equity securities, municipal securities and U.S. government securities. The Acquiring Fund will not invest more than 20% of its net assets in non-U.S. dollar denominated securities.

The Acquiring Fund’s investment strategy may include active and frequent trading. The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investments

The following table provides a comparison of the principal investments of the Target Fund and Acquiring Fund to aid in your evaluation of the Reorganization.

Principal Investment	Target Fund	Acquiring Fund
Asset-Backed Securities		X
Bank Loans (Senior Loans and Other Loans)	X	X
Cash Equivalents and Short-Term Investments/Temporary Defensive Positions		X
Collateralized Loan Obligations		X
Debt Securities	X	X
Derivative Instruments		X
High Yield Securities	X	X
Mortgage-Related Investments		X
Non-U.S. Debt Securities	X	X
Preferred Securities		X

Below are the principal investments of both the Target Fund and the Acquiring Fund. References below to the “Fund” or “Funds” apply to both the Target Fund and the Acquiring Fund.

Bank Loans. The Fund may invest without limit in bank loans. Bank loans include fixed and floating rate loans and institutionally traded fixed and floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Bank loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate plus a premium. Bank loans are typically of below investment-grade quality. Bank loans generally hold the most senior position in the capital structure of a borrower and are often secured with collateral.

The Fund may invest in bank loans through assignments or participations. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection actions, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

Senior Loans. The Fund’s investments in bank loans includes investments in senior loans. Senior loans are secured and are senior to other indebtedness of the borrower. Senior loans are generally secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques. Senior loans generally consist of obligations of companies and other entities incurred for the purpose of reorganizing the assets and liabilities of a borrower, acquiring another company, taking over control of a company, temporary refinancing or financing internal growth or other general business purposes. Senior loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged.

Other Loans. In addition to their investment in senior loans, the Fund may also invest in secured loans that are not first lien and loans that are unsecured. These loans have the same characteristics as senior loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no value would remain for the holders of secured loans that are not first lien and loans that are unsecured and therefore result in a loss of investment.

Debt Securities. Debt securities include obligations typically issued by corporations to borrow money from investors, such as corporate bonds, debentures and notes. These securities may be either secured or unsecured. Holders of debt securities, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on debt securities is typically paid semi-annually and is fully taxable to the holder of the securities. The investment return of debt securities reflects interest on the security and changes in the market value of the security. The market value of a fixed rate debt security generally may be expected to rise and fall inversely with changes in interest rates and also may be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Debt securities issued by corporations usually have a higher yield than government or agency bonds due to the presence of credit risk. The Fund does not have a specific maturity policy in regard to debt securities.

High Yield Securities. The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below “BBB-” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. Additionally, for newly-issued securities, the Fund may consider an expected rating provided by an NRSRO as if it were a final rating. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Non-U.S. Debt Securities. Non-U.S. debt securities include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States, debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These debt securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supranational government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Non-U.S. debt securities also may be traded on non-U.S. securities exchanges or in over-the-counter capital markets.

Below are additional principal investments applicable to the Acquiring Fund. References below to the “Fund” apply to the “Acquiring Fund.”

Asset-Backed Securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities.

Cash Equivalents and Short-Term Investments. The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. As a part of its principal investment strategies and for temporary defensive purposes the Fund may invest part or all of its assets in these securities, or it may hold cash. During temporary defensive periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Collateralized Loan Obligations. A CLO is a financing company (generally called a “Special Purpose Vehicle” or “SPV”) created to reapportion the risk and return characteristics of a pool of assets. CLOs use funds received from the issuance of debt and equity to acquire a diverse portfolio of loans that are actively managed by the CLO manager. The debt issued by CLOs is divided into separate tranches, each of which has a different risk/return profile based on its priority of claim on the cash flows produced by the underlying loan pool. The most senior and highest rated tranche has the lowest yield but is the most loss remote as it has the highest claim on cash-flow distributions. Mezzanine tranches have higher yields but are more at risk of loss. The lowest tranche is the equity tranche, which does not have a coupon and represents a claim on all excess cash flows once the obligations for each debt tranche have been met. The equity tranche is also the riskiest. While the Fund will not invest in the equity tranche, it may invest in the mezzanine tranches. The Fund invests in CLOs consisting primarily of first lien secured loans and not repackaged CLO obligations from other high risk pools. Certain CLO tranches in which the Fund may invest may at times be "payment-in-kind" assets, where interest is paid through the issuance of additional debt rather than cash.

Derivative Instruments. The Fund may utilize exchange-traded futures contracts and options contracts, and well as over-the-counter traded derivatives including forwards, options and swaps (including credit default swaps). The Fund’s use of derivatives will be used to enhance returns, manage risks, manage duration, serve as a substitute for a position in an underlying asset, reduce transaction costs, maintain full market exposure to manage cash flows and/or to preserve capital.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Mortgage-Related Investments. Mortgage-related securities are structured debt obligations collateralized by pools of residential or commercial mortgage loans made by banks and other financial institutions to finance purchases of residential homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors by various governmental and private organizations and provide the holder with monthly payments derived from the principal and interest payments made by the individual borrowers on the pooled mortgage loans. In their simplest form, mortgage-related securities are structured as “pass-through” securities, meaning they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments as well as unscheduled prepayments on the underlying mortgage loans. In the basic mortgage-pass through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. However, mortgage-related securities may also be structured as collateralized mortgage obligations (“CMOs”). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. While CMOs may be collateralized by whole mortgage loans or private mortgage bonds, they are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, and their income streams. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and offers investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the increased risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate.

Mortgage-related investments may be issued or guaranteed by the U.S. government, its agencies or instrumentalities (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). Government agency or instrumentality securities have different levels of credit support. Securities issued by the U.S. governments, its agencies or instrumentalities carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. However, the full faith and credit guarantee does not apply to the market prices and yields of the Ginnie Mae securities or to the net asset value, trading price or performance of the Fund, which will vary with changes in interest rates and other market conditions. Securities issued by government-sponsored entities may only be backed by the creditworthiness of the issuing institution, not the U.S. government. Government-sponsored entity issuers may have the right to borrow from the U.S. Treasury to meet their obligations.

The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-related securities. The characteristic feature of a TBA Transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date.

Preferred Securities. Certain of the preferred securities in which the Fund invests are traditional preferred stocks which issue dividends that qualify for the dividends received deduction under which “qualified” domestic corporations are able to exclude a percentage of the dividends received from their taxable income. Certain of the preferred securities in which the Fund invests are preferred stock that does not issue dividends that qualify for the dividends received deduction or generate qualified dividend income. Hybrid preferred securities, another type of preferred securities, are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Preferred securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company’s debt, including both senior and subordinated debt.

Non-Principal Investments

Below are the non-principal investments of the Acquiring Fund:

Equity Securities. The Fund may invest in equity securities, including common stocks. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. The Fund may also receive equity, warrants, and other such securities as a result of the restructuring of the debt of an issuer, or a reorganization of a bank loan or bond, or as part of a package of securities acquired together with a high yield bond or bank loan(s) of an issuer.

Illiquid Investments. The Acquiring Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the SEC’s standard applicable to investment companies, i.e., any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, that are deemed to be illiquid, and certain repurchase agreements.

Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the investments in which the Fund invests directly. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the investment company’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The Fund’s ability to invest in other investment companies is limited by the1940Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Municipal Securities. Municipal securities are generally issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The types of municipal securities in which the Fund may invest include municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. In addition, municipal securities include securities issued by tender option bond (“TOB”) trusts and custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds.

U.S. Government Securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Non-Principal Risks

Below are the non-principal risks of the Acquiring Fund:

Borrowing and Leverage Risk. If the Acquiring Fund borrows money, it must pay interest and other fees, which may reduce the Acquiring Fund’s returns. The Acquiring Fund does not intend to borrow money for financial leverage purposes, and any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Acquiring Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Acquiring Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Acquiring Fund’s asset coverage to less than the prescribed amount.

Dependence of Key Personnel Risk. First Trust and Stonebridge are dependent upon the experience and expertise of the Fund’s portfolio managers in providing advisory services with respect to the Fund’s investments. If First Trust or Stonebridge were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of First Trust or Stonebridge.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF Risk. The Fund may invest in ETFs. Most ETFs use a “passive” investment strategy and seek to replicate the performance of a market index. Such ETFs do not take defensive positions in volatile or declining markets their shares may trade below net asset value. While some ETFs seek to achieve the same return as a particular market index, the performance of the ETF may diverge from the performance of the index. Some ETFs are actively managed ETFs and do not track a particular index which indirectly subjects an investor to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Acquiring Fund fails to qualify as a regulated investment company under the applicable tax laws, the Acquiring Fund would be taxed as an ordinary corporation. In such circumstances, the Acquiring Fund’s taxable income would be subject to tax at the Acquiring Fund level and to a further tax at the shareholder level when such income is distributed and the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Acquiring Fund returns. If the Acquiring Fund fails to qualify as a regulated investment company, distributions to the Acquiring Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

Issuer Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Shareholder Risk. At any given time, certain large shareholders, including other funds advised by First Trust or unit investment trusts sponsored by an affiliate of First Trust, will own a substantial amount of the Fund’s shares. Purchases and sales of Fund shares by these large shareholders may create a number of risks for the Fund and its shareholders, including: greater fluctuations in the market price of the Fund’s shares; widening or persistent premiums or discounts between the market price of the Fund’s shares and the Fund’s NAV; strain on the liquidity of both the Fund’s shares and the Fund’s underlying securities (particularly if the Fund holds less liquid assets or derivatives); widening bid/ask spreads on the Fund’s share price; increased portfolio turnover and brokerage or other transaction costs; significant variations in the Fund’s size over short periods of time; and potential adverse tax consequences. In addition, purchases and sales by large shareholders may require the Fund to buy or sell securities at disadvantageous prices or times. Such large shareholders, including affiliates of the Fund, may purchase or sell significant amounts of the Fund’s shares at any time for various reasons without considering the potential impacts to the Fund. Large shareholders may also have the ability to influence the outcome of any proposals submitted to the Fund’s shareholders for a vote.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed and/or enacted in the United States and abroad, which may have a negative impact on certain companies in which the Acquiring Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Acquiring Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Acquiring Fund to lose value or may result in higher portfolio turnover if the Advisor or the Sub-Advisor determines to sell such a holding.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of its assets in bonds issued pursuant to similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. Changes in a municipality’s financial health may also make it difficult for the municipality to make interest and principal payments when due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal securities to receive the cash flows generated by the revenue source. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. In addition, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of the Fund.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as FannieMae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government. No assurance can be given that the U.S. government will provide financial support to its government sponsored entities or any other agency if not obligated by law to do so.

Fundamental Investment Policies

Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.”

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Fund may not issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Commission exemptive order;	The Fund may not issue senior securities, except as permitted under the 1940 Act.	Substantially similar except that the Target Fund allows the issuance of preferred shares, subject to certain limitations, and indebtedness, subject to certain limitations.
The Fund may not borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order;	The Fund may not borrow money, except as permitted under the 1940 Act.	Substantially similar.
The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans;	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.	Substantially similar.
The Fund may not purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts;	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Substantially similar.
	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	Substantially similar.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the “1940 Act”)), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;		Acquiring Fund has no corresponding Fundamental Investment Policy.
The Fund may not make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order; and	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.	Substantially similar, except that the Acquiring Fund states a 33⅓% limitation with respect to the lending of portfolio securities.
The Fund may Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.	Substantially similar.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Description of Massachusetts Business Trusts

The Target Fund is a Massachusetts business trust and the ETF Trust, of which the Acquiring Fund is a series, is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “charter documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its charter documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s charter documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds and ETFs. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each declaration of trust for the Target Fund and Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in its declaration of trust. Further, declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each declaration of trust for the Target Fund and Acquiring Fund contains such provisions.

Charter Documents

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s charter documents. This summary does not purport to be a complete analysis of all items under the charter documents and applicable law, and we refer you to applicable Massachusetts law and each Fund’s charter documents. Since the Acquiring Fund is a series of the ETF Trust, the declaration of trust and by-laws are the charter documents of the ETF Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the charter documents of the Funds.

Charter Documents
Policy	Target Fund	Acquiring Fund
Shares

The beneficial interest in the Target Fund is divided into such shares of beneficial interests, of such classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees shall have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

The beneficial interest in the ETF Trust is divided into such shares of beneficial interests, of such series or classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees shall have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

Issuance of Shares

Under the declaration of trust for the Target Fund, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The Target Fund has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The Target Fund may issue shares in fractional denominations. Any shares issued by the Target Fund that have been purchased, redeemed or otherwise reacquired by the Target Fund shall be retired automatically and shall have the status of unissued shares.

Under the declaration of trust for the ETF Trust, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The ETF Trust has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The trustees of the ETF Trust may determine to issue shares of any series or class only in lots of such aggregated number of shares as shall be determined by the trustees (i.e., Creation Units) and in connection with the issuance of Creation Units, to charge transaction fees or other fees as the trustees shall determine. The Trustees may, from time to time, in their sole discretion determine to alter the number of shares constituting a Creation Unit.

The Acquiring Fund may issue shares in fractional denominations. Any shares issued by the Target Fund that have been purchased, redeemed or otherwise reacquired by the Acquiring Fund shall be retired automatically and shall have the status of unissued shares.

Series and Classes of Shares

The declaration of trust for the Target Fund provides that the Target Fund shall initially consist of one class of an unlimited number of common shares. The trustees are given broad authority to authorize the division of shares of the Target Fund into additional classes, which may be further divided into series or sub-classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class and any series or sub-class thereof shall be established and designated by the Trustees and may be modified by the Trustees from time to time.

Preferred shares may be issued by the Target Fund from time to time in one or more series or sub-classes with distinctive designations and defined rights.

The division of shares into one or more classes, including any preferred shares, shall be authorized by the vote of a majority of the trustees, or by a committee thereof specifically authorized, and shall be evidenced by a written statement setting forth the establishment and designation and the relative rights and preferences.

The Acquiring Fund is a series of the ETF Trust. The trustees may from time to time authorize the division of shares into additional series of the ETF Trust. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series of the ETF Trust shall be established and designated by the trustees of the ETF Trust, and may be modified by the trustees from time to time subject to certain limitations under the declaration of trust for the ETF Trust.

The trustees may authorize the division of any shares of the ETF trust, or of any series thereunder, into classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the trustees and may be modified by the trustees. All shares of a class of a series of the ETF Trust shall be identical with each other and with the shares of each other class of the same series, except for such variations between the classes as may be authorized by the trustees from time to time and not inconsistent with the 1940 Act.

The establishment and designation of any series or class of shares shall be effectuated by a majority of the trustees of the ETF Trust.

Charter Documents
Policy	Target Fund	Acquiring Fund
Shareholder Voting

The declaration of trust for the Target Fund limits shareholder voting to certain enumerated matters.

Under the Target Fund’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election or removal of Trustees to the extent provided in the declaration; (ii) any investment advisory contract where shareholder approval is required under the 1940 Act; (iii) the termination of the Fund under certain circumstances; (iv) amendment of the declaration to the extent provided in the declaration; (v) the merger, consolidation or sale of assets to the extent provided in the declaration; (vi) the conversion of the Target Fund into an “open-end company” to the extent provided by the declaration; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether a claim should or should not be brought or maintained as a derivative or as a class action; and (viii) such additional matters relating to the Target Fund as may be required by , the declaration, the by-laws, or any registration of the Trust with the Commission or any other regulator having jurisdiction over the Target Fund or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which shall only require a plurality, of shares voted, except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws See “Election and Removal of Trustees” below.

The declaration of trust for the ETF Trust limits shareholder voting to certain enumerated matters.

Under the ETF Trust’s declaration of trust, shareholders of the Acquiring Fund only have the right to vote on the following matters: (i) the election or removal of Trustees to the extent provided in the declaration; and (ii) such additional matters relating to the Acquiring Fund as may be required by law or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration or a designation of series, or the By-Laws.

Charter Documents
Policy	Target Fund	Acquiring Fund
Quorum	The By-Laws of the Target Fund provide that the holders of shares representing thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum, subject to certain exceptions.

The declaration of trust provides that the trustees of the ETF Trust will set forth the quorum requirements in its By-Laws, however such quorum shall in no event be less than 30% of the shares of the Acquiring Fund entitled to vote at a meeting.

The By-Laws of the ETF Trust provide that the holders of outstanding shares representing thirty-three and a third precent (33-1/3%) of the voting power of the outstanding shares of the Acquiring Fund entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders, subject to certain exceptions.

Shareholder Meetings

The By-Laws of the Target Fund provide that meetings of shareholders may be called by the Chairman of the Target Board, the President, or by at least sixty-six and two-thirds percent (66-2/3%) of the trustees, and shall be called by any trustee upon the written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders representing not less than fifty percent (50%) of the outstanding shares entitled to vote on the matter specified in the written request. Any shareholders requesting a special meeting are required to send the request to the secretary and set forth certain required information in order to be determined to be properly submitted.

Notwithstanding the foregoing, regular meetings of shareholders for the election of trustees of the Target Fund and the transaction of such other business as may properly come before the meeting shall be held so long as shares are listed for trading on the NYSE or any exchange or market that has such requirement. Such regular meetings shall be held each year in accordance with the rules, regulations and interpretations of the applicable exchange. Any meeting initially called to be held in a given calendar or fiscal year shall be deemed to be an annual meeting for that calendar or fiscal year, if so designated by the trustees, even if the actual date of the meeting is in a subsequent calendar or fiscal year due to postponements, adjournments, delays or other similar events or circumstances.

Meetings of shareholders of the Acquiring Fund may be called and held from time to time as the trustees of the ETF Trust find to be necessary or desirable.

The By-Laws of the ETF Trust provide that there shall be no annual meetings of shareholders except as required by law. (NYSE Arca does not require ETFs to hold annual meetings). A meeting of the shareholders of the Acquiring Fund may be called by the secretary of the ETF Trust upon the order of the trustees upon the written request of shareholders holding shares representing in aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in the notice.

Two additional requirements must be met in order to call a meeting of shareholders of the Acquiring Fund: (i) the request shall state the purposes of the meeting and the matters proposed to be acted upon; and (ii) the shareholders requesting the meeting shall have paid the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

Charter Documents
Policy	Target Fund	Acquiring Fund
Election and Removal of Trustees

The declaration of the Target Fund provides that each trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any , is elected, qualified and serving as a trustee. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Under the By-Laws, trustees are divided into three roughly equal classes (Class I, Class II and Class III), with one class of trustee elected each year, resulting in three classes of trustees each serving for a three year term.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except in the cases of a contested election pursuant to the By-Laws. In the case of a contested election (wherein any election of trustees in which the number of persons nominated for election as trustee in accordance with the By-Laws exceeds the number of trustees to be elected, with the determination that any election is a contested election to be made by the Target Board or a duly authorized officer of the Target Fund to be made prior to the time the Target Fund mails its initial proxy statement), the trustees shall be elected by a majority of the outstanding shares of the Target Fund entitled to vote thereon.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Target Fund (except that any trustee elected or appointed with respect to a particular class of shares may be removed only by the action of at least two-thirds (2/3) of the voting power of the outstanding shares of that class); or (ii) by action of at least three-quarters of the trustees, specifying the date when such removal shall become effective.

The declaration of the ETF Trust provides that a trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the ETF Trust; or (ii) by action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Charter Documents
Policy	Target Fund	Acquiring Fund
Amendments to the Charter Documents	The trustees may amend or supplement the declaration without a vote of shareholders with respect to certain matters; shareholders have the right to vote on any amendment affecting their right to vote, any amendment to the section on amendment procedure and any amendment required by law or submitted to them by the trustees; the amendment of certain provisions requires the votes of two-thirds of the outstanding shares entitled to vote; otherwise, amendments are adopted by a Majority Shareholder Vote . No amendment may be made to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment.	The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with the exception of amendments to Article V of the declaration (regarding trustees, which requires the vote of two-thirds of the trustees then in office) and the amendment to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment.
Forum Selection	The By-Laws provide that certain actions commenced by a shareholder of the Target Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.	The declaration of trust provides that certain actions commenced by a shareholder of the Acquiring Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.
Preemptive Rights	The shares of the Target Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.	The shares of the Acquiring Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Target Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, fund accountant and custodian to the Target Fund.

Computershare, Inc., P.O. Box 505000, Louisville, KY 40233, acts as the transfer agent for the Target Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

Acquiring Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Acquiring Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this proxy statement/prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the federal tax laws. If the Acquiring Fund qualifies as a RIC and distributes its income as required by the tax law, the Acquiring Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund Shares. The tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Acquiring Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Acquiring Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

How to Buy and Sell Acquiring Fund Shares

Most investors buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed for trading on the secondary market on one or more national securities exchanges, including the NYSE Arca. Shareholders who sell Acquiring Fund shares after the Reorganization may incur transaction costs such as brokerage commissions and costs attributable to the bid/ask spread of the market price when buying and selling Acquiring Fund shares in secondary market transactions. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the NYSE Arca. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions. Shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Acquiring Fund Shares. When selling shares, investors may receive less than the net asset value of the shares. Share prices are reported in dollars and cents per share.

Under normal circumstances, the Acquiring Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the agreement between the authorized participant and the Acquiring Fund’s distributor. However, the Acquiring Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Acquiring Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Acquiring Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Acquiring Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant. For purposes of the 1940 Act, the Acquiring Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Book Entry. Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Acquiring Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Share Trading Prices. The trading price of shares of the Acquiring Fund on the secondary market is based on market price and may differ from the Acquiring Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Frequent Purchases and Redemptions of the Acquiring Fund’s Shares. The Acquiring Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the ETF Trust Board evaluated the risks of market timing activities by the Acquiring Fund’s shareholders. The ETF Trust Board considered that the Acquiring Fund’s shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Acquiring Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Acquiring Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Acquiring Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Acquiring Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the ETF Trust Board noted that such trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objectives. However, the ETF Trust Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Acquiring Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Acquiring Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Acquiring Fund.

Distribution Plan of the Acquiring Fund

First Trust Portfolios L.P. serves as the distributor of Creation Units for the Acquiring Fund on an agency basis. FTP does not maintain a secondary market in shares.

The ETF Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees for at least two years after the date when the Fund’s registration statement has gone effective. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Other Information–Continuous Offering of the Acquiring Fund

The Acquiring Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Acquiring Fund Shares (each such group of such specified number of individual Acquiring Fund Shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Acquiring Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available from the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

Net Asset Value–Acquiring Fund

The Acquiring Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Acquiring Fund’s NAV will be determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.

Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment advisor as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the ETF Trust Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Acquiring Fund, subject to the ETF Trust Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.

The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.

The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Acquiring Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved by the Pricing Committee (each, a “Pricing Service Provider”), subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.

Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.

If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.

Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Acquiring Fund’s portfolio and the time the Acquiring Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Acquiring Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.

Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Acquiring Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

Premium/Discount Information Regarding the Acquiring Fund

Information showing the number of days the market price of the Acquiring Fund’s shares was greater (at a premium) and less (at a discount) than the Acquiring Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Acquiring Fund, if shorter), will be available at https://www.ftportfolios.com/Retail/etf/home.aspx.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about [                   ], 2026. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact EQ Fund Solutions LLC, proxy solicitor for the Target Fund, at (888) 628-1041.

Shareholders of record of the Target Fund as of the close of business on February 10, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Target Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Secretary of the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting. In the event a new record date is set for the Meeting for any reason, any proxy received by the Target Fund from a shareholder who was a shareholder of record both on the original record date and the new record date for the Meeting will remain in full force and effect unless explicitly revoked by the shareholder.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Target Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Target Fund, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Target Fund entitled to vote at the Meeting.

Whether or not a quorum is present, the Chairman of the Meeting may adjourn the Meeting from time to time to permit additional solicitation for the Meeting. Upon the motion of the Chairman of the Meeting, the question of adjournment may be submitted to a vote of the Target Fund’s shareholders, in which case, the holders of a majority of the shares voted in person or by proxy would be required for the adjournment.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions generally may not be permitted to deliver uninstructed shares (broker non-votes) and may not vote such customer’s shares on the Proposal being considered at the Meeting. The Target Fund does not expect to receive any broker non-votes in connection with the Proposal and, regardless, broker non-votes will not be counted for purposes of determining quorum at the Meeting or as votes in regard to the Proposal.

The affirmative “vote of a majority of the outstanding voting securities” of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization it contemplates by Target Fund shareholders, abstentions, if any, will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2026, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P., the investment advisor of the Target Fund and the Acquiring Fund; (iv) Computershare, Inc., the transfer agent of the Target Fund or (v) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be borne by the Target Fund. It is estimated that the amount of direct expenses to be incurred by the Target Fund will be approximately $514,050.

As of the Record Date, 25,983,388 shares of the Target Fund were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns and a fractional vote for each fractional share of the Target Fund the shareholder owns.

Share Ownership of the Target Fund and the Acquiring Fund

Based on (i) securities position listing reports and (ii) information obtained from Schedule 13D and Schedule 13G statements (and amendments thereto) available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of the Target Fund as of February 10, 2026. Neither, First Trust nor the Target Fund have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Target Fund
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Charles Schwab & Co., Inc 2423 E Lincoln Drive Phoenix, Arizona 85016	4,358,965	16.78%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF 4804 Deerlake Drive East Jacksonville, Florida 32246	3,369,454	12.97%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	2,686,537	10.34%

Target Fund
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	1,803,912	6.94%
American Enterprise Investment Services Inc. 901 3RD Avenue South Minneapolis, Minnesota 55474	1,616,036	6.22%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	1,571,588	6.05%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, Pennsylvania 15259	1,429,129	5.50%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. The Target Fund disclaims any responsibility as to the accuracy of such information.

As of December 31, 2025, the trustees and officers of the Target Fund as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

In order to nominate persons to the Target Board, or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the requirements of the Target Fund’s By-Laws. The Target Fund’s By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the Target Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the Target Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Target Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an ”Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in Target Fund’s proxy statement. The Target Fund’s proxy materials were mailed to shareholders on or about July 31, 2025, and the annual meeting of the Target Fund was held on September 4, 2025. Shareholders should consult the Target Fund’s By-Laws, available at https://www.sec.gov/Archives/edgar/data/1392994/000144554623004069/ex_3.htm, for more information about the requirements for shareholder proposals.

To be considered for presentation at the Target Fund’s 2026 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act, must have been received at the offices of the Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than April 7, 2026. However, if the Reorganization is approved, the Target Fund will be dissolved and will no longer hold annual meetings of shareholders.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Target Board or any individual trustee should write to the attention of Scott Jardine, Secretary of the Target Fund, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is May 31. The fiscal year end for the Acquiring Fund is May 31.

Legal Proceedings

There are no material pending legal proceedings against the Target Fund or the Acquiring Fund.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, June 9, 2026

The Proxy Statement/Prospectus, and any additional solicitation materials, are available at https://www.ftportfolios.com/LoadContent/gwhdep338y5o. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available upon written demand at the offices of First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with the Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (888) 628-1041 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ________, 2026 by First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), on behalf of its series, First Trust Flexible Income ETF (the “Acquiring Fund”), and First Trust Senior Floating Rate Income Fund II (the “Target Fund”), a Massachusetts business trust. The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a newly organized series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a closed-end management investment company registered under the 1940 Act;

WHEREAS, the Target Fund owns investments that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board” and, together with the Trust Board, the “Boards”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of either of the Boards or First Trust Advisors L.P. (“First Trust”), the investment adviser to each of the Funds, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to use its reasonable best efforts to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any national securities exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

1.10       INITIAL SHAREHOLDER APPROVALS. Prior to the Closing Date, First Trust and/or its affiliate will acquire one or more Acquiring Fund Shares and, as the initial shareholder(s) of the Acquiring Fund, will (a) approve the advisory agreement with First Trust with respect to the Acquiring Fund, in the form described in the Registration Statement (as defined in Section 5.7); (b) approve the sub-advisory agreement between First Trust Advisors and Stonebridge Advisors LLC, in the form described in the Registration Statement; and (c) approve any other matter for which shareholder approval may be required.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      [Reserved.]

2.3      SHARES TO BE ISSUED. The aggregate net asset value of Acquiring Fund Shares to be issued in consideration for the Target Fund’s net assets as described in Article I, shall equal the aggregate net asset value of Target Fund shares outstanding as of the Valuation Time. Shareholders of record of the Target Fund at the Closing will be credited with full shares of Acquiring Fund Shares. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur on [_____ __], 2026 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of [8:00 a.m. ET] on the Closing Date. The Closing shall be held as of [8:00 a.m. ET] on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that such transfer agent’s records contain the names and addresses of all holders of common shares of the Target Fund, and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

(a)      The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Target Fund as of May 31, 2025, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)       The unaudited semi-annual financial statements of the Target Fund as of November 30, 2025, and for the fiscal period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and, except as otherwise disclosed in filings with the Commission or in the Registration Statement (as defined below), there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares, options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire all rights of the Target Fund thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The Target Fund has a valid business purpose for undertaking the transaction.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund other than as have been disclosed to the Target Fund. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The Acquiring Fund is, and will be at the time of the Closing, a new series of the Trust formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements, or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Trust prior to its commencement of operations. The Acquiring Fund has not owned any assets and will not own any assets, and will not have any known liabilities of a material nature, contingent or otherwise, prior to the Closing.

(g)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)       The Acquiring Fund has no outstanding shares or other outstanding securities, other than the Initial Shares issued to the Initial Shareholder for the purposes set forth in Section 1.10, and no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Trust Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(n) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business as to the Target Fund will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions and such ordinary course of business as to the Acquiring Fund shall only include those activities related to its obligations as provided hereunder as related to the Reorganization.

5.2      APPROVAL OF SHAREHOLDERS. The Target Fund will call a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Fund’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund as of the Closing a certificate executed in the Acquiring Fund’s name by the Trust’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund as of the Closing a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

7.6       Unless otherwise directed by First Trust, that certain Credit Agreement dated as of December 11, 2023, between the Target Fund as the borrower and The Toronto-Dominion Bank, New York Branch as lender, and any amendments thereto, and that certain Security Agreement dated as of December 11, 2023, between the Target Fund as the Pledgor and The Toronto-Dominion Bank, New York Branch as Secured Party, and any amendments thereto, will be terminated as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund and, the issuance of the Acquiring Fund Shares, if such shareholder approval is deemed necessary or appropriate, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund, in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws or the requirements of the NYSE. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Target Fund is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Target Fund’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Target Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Target Fund shall bear all fees, costs and expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”) regardless of whether the Reorganization is consummated. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs, and the Target Fund will be responsible for the expenses relating to the disposition of its liabilities and the disposition or acquisition of securities of the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or Vice President of the Trust or the Target Fund, without further action by the Trust Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by either of the Boards that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, as applicable.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by the Boards; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of each of the Declarations of Trust of the Trust and the Target Fund, respectively, and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund, and by the trustees or officers of the Target Fund on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Target Fund individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST TRUST EXCHANGE-TRADED FUND VIII, on behalf of First Trust Flexible Income ETF

By:
Name:
Title:

FFIRST TRUST SENIOR FLOATING RATE INCOME FUND II

By:
Name:
Title:

[Signature Page to the Agreement and Plan of Reorganization]

SUBJECT TO COMPLETION, DATED APRIL 15, 2026

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

AND

FIRST TRUST FLEXIBLE INCOME ETF (FFLX),
a series of
FIRST TRUST EXCHANGE-TRADED FUND VIII
(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement and Prospectus dated [__________], 2026 (the “Proxy Statement/Prospectus”) that is being furnished to shareholders of First Trust Senior Floating Rate Income Fund II (the “Target Fund”), a Massachusetts business trust that is registered as a closed-end management investment company, and First Trust Flexible Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust registered as an open-end management investment company (the “Trust”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Fund to be held at the offices of the Target Fund, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on June 9, 2026, at 12:00 p.m. Central time, as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Trust, on behalf of its series, the Acquiring Fund, pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) the audited financial statements of the Target Fund for its most recent fiscal year ending May 31, 2025; and

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

(ii) the unaudited financial statements for the Target Fund for the six months ended November 30, 2025.

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund. Shares of the Fund trade on NYSE Arca.

The date of this Statement of Additional Information is [__________], 2026.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	4
Investment Objective and Policies	5
Investment Strategies	6
Investment Risks	19
Management of the Fund	25
Sub-Advisor	38
Portfolio Managers	38
Accounts Managed by Portfolio Managers	41
Brokerage Allocations	43
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor, Additional Service Provider and Exchange	44
Additional Payments to Financial Intermediaries	46
Additional Information	48
Proxy Voting Policies and Procedures	50
Creation and Redemption of Creation Units	51
Federal Tax Matters	55
Determination of Net Asset Value	62
Dividends and Distributions	62
Miscellaneous Information	63
Financial Statements	63
Exhibit A — Proxy Voting Guidelines First Trust Advisors L.P.	A-1
Exhibit B — Proxy Voting Guidelines Stonebridge Advisors LLC	B-1

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on February 22, 2016 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates to the Fund, which is a non-diversified series.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1940 Act, or any valid rule, regulation or order of the Securities Exchange Commission thereunder.

The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”), and a portion of the Fund’s portfolio is sub-advised by Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”).

The shares of the Fund are principally listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of deposit securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing deposit securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, the investments of the underlying investment companies when determining compliance with the limitations set forth in restriction (7) above, to the extent the Fund has sufficient information about such investments.

The Fund’s investment objective and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Prospectus.

Under normal circumstances, the Fund will seek to achieve its investment objective by investing in a portfolio of fixed income securities and instruments that generate income, including corporate debt securities; bank loans; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities; collateralized loan obligations (“CLOs”); and preferred securities, among other fixed income or income generating securities. Under normal market conditions, the Fund’s average portfolio duration will vary from between 0 to 8 years. The Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Fund’s portfolio.

Types of Investments

Asset-Backed Securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities.

Cash Equivalents and Short-Term Investments/Temporary Defensive Positions. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Cash equivalents, short-term investments and temporary defensive positions held by the Fund may include, without limitation, the types of investments set forth below.

(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. In addition, the Fund may invest in short-term fixed income securities issued by or on behalf of municipal or corporate issuers.

(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances of U.S. and foreign banks and similar institutions, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Committee monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Committee does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund's Investment Committee will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will regularly monitor the corporation’s ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”) created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets may also include (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Senior Loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying Senior Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund's investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices and, therefore, the prices of CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by the Fund.

Certain CLOs may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds, also known as fixed-income securities, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Derivatives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, interest rates, currencies or currency exchange rates. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Fund may use derivative instruments to hedge interest rate risk, actively manage interest rate exposure, hedge foreign currency risk and actively manage foreign currency exposure. The Fund may also use derivative instruments to enhance returns, as a substitute for, or to gain exposure to, a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. The Fund’s investments in derivative instruments will not be used to seek to achieve a multiple or inverse multiple of an index. The use of the Fund’s derivative transactions may allow such fund to obtain net long or short exposures to selected interest rates or durations.

High Yield Securities. The Fund may invest in securities that are rated below investment grade, commonly referred to as “junk” bonds, at the time of purchase. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. If a security owned by the Fund is subsequently downgraded, such fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interests of the Fund.

Because the risk of default is higher for below investment grade securities than for investment grade securities, the Sub-Advisor’s research and credit analysis will be an especially important part of managing securities of this type. The Sub-Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Investment Companies. A Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). An ETF is a fund that holds a portfolio of securities and trades on a securities exchange, and its shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of such fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.

Loans. The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which are generally corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Assignments are arranged through private negotiations between potential assignees and potential assignors. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Mortgage-Related Securities. The Fund may invest in ETPs that hold Mortgage-Related Investments tied to residential and commercial mortgages, including, among other things, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Mortgage-related securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Mortgage-related securities may be fixed-rate or adjustable-rate mortgage-backed securities (“ARMS”). Certain mortgage-related securities (including RMBS and CMBS), where mortgage payments are divided up between paying the loan’s principal and paying the loan’s interest, are referred to as stripped mortgage-backed securities (“SMBS”). Further, mortgage-related securities can also be categorized as categorized as collateralized mortgage obligations (“CMOs”) or real estate mortgage investment conduits (“REMICs”) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets.

The mortgage-related securities in which an underlying ETP will invest may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as Government National Mortgage Association (“GinnieMae”), and U.S. government-sponsored entities, such as that Federal National Mortgage Association (“FannieMae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). An underlying ETP may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity. Government agency or instrumentality securities have different levels of credit support. For example, Ginnie Mae securities carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. However, the full faith and credit guarantee does not apply to the market prices and yields of the Ginnie Mae securities or to the net asset value, trading price or performance of an underlying ETP, which will vary with changes in interest rates and other market conditions. Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality and are not guaranteed by the U.S. government. Other securities issued by government agencies or instrumentalities, including government-sponsored entities, may only be backed by the creditworthiness of the issuing institution, not the U.S. government, or the issuers may have the right to borrow from the U.S. Treasury to meet their obligations. Many mortgage-related securities are pass-through securities, which means they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments as well as unscheduled prepayments on the underlying mortgage loans. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. Adjustable-rate mortgage-related securities include ARMS and other mortgage-related securities with interest rates that adjust periodically to reflect prevailing market rates.

Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Senior Loans. The Fund may invest in Senior Loans, which consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

Senior Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a Senior Loan as one of the lenders, it generally acquires the loan at or below par. This means the Fund receives a return at or above the full interest rate for the loan. If the Fund acquires its interest in Senior Loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in Senior Loans only through assignments or participations.

When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom such fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific Senior Loan has been less extensive than if the loan were registered or exchange-traded.

Senior loans are secured and senior to other indebtedness of the borrower. Each Senior Loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Sub-Advisor. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as further described below. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Interbank Offered Rate (“LIBOR”). Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the net asset value.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower may be required to comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.

The senior loan market has seen a significant increase in loans with few or none of the financial maintenance covenants (i.e., “covenant-lite loans”) that have traditionally protected lenders including more aggressive terms that favor borrowers with respect to restrictions regarding additional debt, payment terms, income requirements and asset dispositions. A substantial amount of the senior loans held by the Fund are expected to be covenant-lite loans, meaning the Fund may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees commissions and prepayment penalty fees. When the Fund buys or sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Senior Loan. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other consent or amendment fees.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in Senior Loans, the Sub-Advisor may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Sub-Advisor’s efforts to avoid such possession, but in other instances the Sub-Advisor may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Sub-Advisor’s ability to trade in these Senior Loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Sub-Advisor’s ability to trade could have an adverse effect on the Fund by, for example, preventing such fund from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

TBA Transactions. The Fund may invest in securities issued in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

U.S. Government Securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.

Lending of Portfolio Securities

In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations in an amount at least equal to the value of the borrowed securities, marked to market daily. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see “Securities Lending Risk” below for a description of the risks associated with securities lending activities.

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Additional Market Disruption Risk

Some countries in which the Fund may invest have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the economies and markets of such countries generally, each of which may negatively impact the Fund’s investments. For example, in February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly. Additionally, the events occurring in one country or region may spread through, or otherwise affect, other countries and regions and therefore adversely impact the Fund’s investments in such countries and regions.

Agency Mortgage-Related Securities Risk

Agency mortgage-related securities are instruments that are guaranteed by the U.S. government through agencies such as Ginnie Mae, and are backed by the full faith and credit of the U.S. government. Other agency mortgage-related securities are guaranteed by government-related agencies, such as Fannie Mae, but are not backed by the full faith and credit of the U.S. government. On September 6, 2008, Fannie Mae and Freddie Mac were placed in conservatorship under the Federal Housing Finance Agency (“FHFA”). FHFA has all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and their assets. In addition, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with Fannie Mae and Freddie Mac. In connection with the Senior Preferred Stock Purchase Agreement, Fannie Mae and Freddie Mac are required to submit an annual risk management plan to the U.S. Treasury. Both Fannie Mae and Freddie Mac continue to operate under the conservatorship of FHFA and the funding from the Senior Preferred Stock Purchase Agreement to meet their obligations. As conservator, FHFA has the authority to, among other things, repudiate contracts and sell assets or liabilities of Fannie Mae and Freddie Mac without prior approval or consent. Parties holding Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on the satisfaction of those loans and would be exposed to the counterparty’s credit risk in the event FHFA repudiates such a contract or sells the assets or liabilities of such a contract.

Agent Risk

Selling lenders, agents and other entities that may be positioned between the Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An agent, lender or other entity positioned between the Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest if assets or interests held by the agent, lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the agent’s, lender’s or such other party’s creditors.

Collateral, Subordination and Litigation Risk

With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be under-collateralized or unsecured. There may be no formal requirement for the obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an obligor’s obligation on a Loan.

If an obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund's security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the obligor did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the obligor, but were instead paid to other persons (such as shareholders of the obligor) in an amount which left the obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Credit Rating Agency Risk

Credit ratings are determined by credit rating agencies such as Standard & Poor’s, Moody’s Investors Service, Inc. and Fitch Ratings, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. First Trust makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the credit worthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities’ perceived or actual credit risk, as well as the Fund’s performance.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up; (iii) liquidity risk and valuation risk, e.g., debt securities generally do not trade on a securities exchange, making them generally less liquid and more difficult to value than common stock; (iv) call risk and income risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates; and (v) extension risk, e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer. Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, bond index and equity index futures, options, futures, forward contracts and swaps the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

Failure to Qualify as a Regulated Investment Company

If, in any year, the Fund fails to qualify as a regulated investment company (a “RIC”) under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. If the Fund fails to qualify as a RIC, distributions to the Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends received deduction in the case of corporate shareholders.

Information Risk

There is typically less publicly available information concerning Mortgage-Related Investments than other types of fixed income investments. As a result, the Fund generally will be dependent on reports and other information provided by the entity pooling the Mortgage-Related Investments or the obligor, either directly or through an intermediary, to evaluate the obligor’s creditworthiness or to determine the obligor’s compliance with the covenants and other terms of the loan agreement. Such reliance may make investments in Mortgage-Related Investments more susceptible to fraud than other types of investments.

Leverage Risk

Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk

Although the Fund limits its investments in illiquid investments to no more than 15% of its net assets at the time of purchase, securities that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain securities and certain securities may be subject to restrictions on resale or have a limited secondary market. Certain securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain securities in a timely fashion or at a favorable price could result in losses to the Fund.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Litigation Risk

At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

Market Risk

Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease.

In addition, the operations of the Fund, the Advisor, the Sub-Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Non-U.S. Securities Risk

An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Regulatory Changes

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of mortgage-backed securities for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of mortgage-backed securities held by the Fund.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the assets in which it invests. Any such changes could negatively impact the Fund and its shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement and sub-advisory agreement is the responsibility of the Board of Trustees. There are eight Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and seven of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor and sub-advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	 Indefinite term  Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	326 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thomas J. Driscoll 1961	Trustee	 Indefinite term  Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	326 Portfolios	None
Richard E. Erickson 1951	Trustee	 Indefinite term  Since inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	326 Portfolios	None
Thomas R. Kadlec 1957	Trustee	 Indefinite term  Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	326 Portfolios	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association

INDEPENDENT TRUSTEES
Denise M. Keefe 1964	Trustee	 Indefinite term  Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	326 Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee	 Indefinite term  Since inception	President, Hibs Enterprises (Financial and Management Consulting)	326 Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	 Indefinite term  Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	326 Portfolios	None
Bronwyn Wright 1971	Trustee	 Indefinite term  Since 2023

Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to

2009)

				326 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	 Indefinite term  Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	 Indefinite term  Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	 Indefinite term  Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	 Indefinite term  Since inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P., February 2025 – present. Previously, Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	 Indefinite term  Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 – present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 – 2021.
Roger F. Testin 1966	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust fund complex (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”), which is known as a “unitary” board leadership structure. Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing exchange-traded funds and one or more mutual funds, and advised by First Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, and the sub-advisory agreement among the Advisor, the Sub-Advisor and the Trust, on behalf of the Fund, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of seven Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

The Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Niel B. Nielson currently serves as the Vice Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The five standing committees of the Board are: the Nominating and Governance Committee, the Valuation, Risk and Regulatory Oversight Committee, the Audit Committee, the Executive Committee and the Dividend Committee. The Nominating and Governance Committee, the Valuation, Risk and Regulatory Oversight Committee, the Audit Committee and the Dividend Committee each have a Chair, and the Audit Committee has a Vice Chair. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Driscoll, Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term for a closed-end Fund. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.

The Valuation, Risk and Regulatory Oversight Committee is responsible for: (i) the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund's portfolio; (ii) the oversight of the Funds’ liquidity risk management program; (iii) the oversight of the Funds’ derivatives risk management program; and (iv) the oversight of First Trust’s and the Sub-Advisors’ (if applicable) execution of portfolio transactions and soft dollar (or similar) arrangements for the Funds. Messrs. Driscoll, Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Valuation, Risk and Regulatory Oversight Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Driscoll, Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright serve on the Audit Committee.

The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by each Fund’s Declaration of Trust and By-Laws. Mr. Bowen, Mr. Kadlec and Mr. Nielson are members of the Executive Committee.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund's dividends. Messrs. Kadlec and Nielson serve on the Dividend Committee.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and process. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund's independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation, Risk and Regulatory Oversight Committee monitors valuation risk, liquidity risk, derivatives risk and trading.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September 1998 to January 2024. As a Partner at Deloitte, Mr. Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States. Mr. Driscoll currently serves as Chair of the Audit Committee (since January 1, 2026) of the First Trust Funds.

Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chair of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chair of the Audit Committee (2012 – 2013 and 2023 – 2025) and Chair of the Valuation Committee (June 2006 – 2007; 2010 – 2011 and 2020 – 2022) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He served as Vice Lead Independent Trustee (March 2025-December 2025). He also served as Chair of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chair of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chair of the Nominating and Governance Committee (2012 – 2013 and 2023 – 2025). He currently serves as Lead Independent Trustee (since January 1, 2026), on the Executive Committee (since March 12, 2024) and on the Dividend Committee (since January 1, 2026) of the First Trust Funds.

Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe served as Audit Committee Vice Chair (2024 – 2025). She currently serves as Chair of the Nominating and Governance Committee (since January 1, 2026) of the First Trust Funds.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith served as the Chair of the Audit Committee (2008 – 2009 and 2017 – 2019), Chair of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), and Chair of the Valuation Committee (2014 – 2016). He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016 and 2023 – 2025). He currently serves as Vice Chair of the Audit Committee (since January 1, 2026) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago Mr. Nielson served as Chair of the Audit Committee (2003 – 2007 and 2014 – 2016), Chair of the Valuation Committee (2012 – 2013 and 2023 – 2025), Chair of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019) and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. He has also served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024). He currently serves as Vice Lead Independent Trustee, on the Executive Committee and on the Dividend Committee (since January 1, 2026) of the First Trust Funds.

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright currently serves as Chair of the Valuation, Risk and Regulatory Oversight Committee (since January 1, 2026) of the First Trust Funds.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management.

Effective January 1, 2026, the fixed annual retainer paid to the Independent Trustees is $300,000 per year and an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid up to $25,000 annually, the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation Committee is paid $20,000 annually, the Chair of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually to serve in such capacities with compensation allocated equally among each fund in the First Trust Fund Complex. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for calendar year ended December 31, 2025, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. The Trust’s officers are compensated by First Trust.

Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Thomas J. Driscoll(3)	$3,009	$324,786
Richard E. Erickson	$2,932	$669,132
Thomas R. Kadlec	$3,025	$688,432
Denise M. Keefe	$2,994	$657,315
Robert F. Keith	$2,978	$676,054
Niel B. Nielson	$3,009	$660,482
Bronwyn Wright	$2,994	$644,703
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2025 for services to the 328 portfolios existing in 2025, which consisted of 12 open-end mutual funds, 6 closed-end funds and 310 exchange-traded funds.
(3)	Mr. Driscoll was appointed to the Board of Trustees of the First Trust Funds effective August 12, 2025.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2025:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Thomas J. Driscoll	None	Over $100,000
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
Bronwyn Wright	None	None

As of March 31, 2026, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of March 31, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of March 31, 2026, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

As the Fund’s investment advisor, First Trust is responsible for managing the investment and reinvestment of a portion of the assets of the Fund and supervises the Sub-Advisor’s investment and reinvestment of the assets for a portion of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund’s assets and oversees the Sub-Advisor’s investment of a portion of the Fund’s assets, and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.75% of its average daily net assets.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

As approved by the Trust’s Board of Trustees, the management fee paid to the Advisor will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.75000%	Fund net assets up to and including $2.5 billion
0.73125%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.71250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.69375%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.67500%	Fund net assets greater than $10 billion

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained Stonebridge Advisors LLC, an affiliate of First Trust, to serve as the Fund’s investment sub-advisor pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, the Sub-Advisor will be responsible for the selection and on-going monitoring of the preferred securities in the Fund’s investment portfolio. Stonebridge is a registered investment adviser with the Securities and Exchange Commission. Stonebridge, located at 10 Westport Road, Suite C-101, Wilton, Connecticut 06897, is a niche asset management firm that manages portfolios of preferred securities for institutional investors and high net worth individuals. Stonebridge, formed in December 2004, serves as investment advisor or portfolio supervisor to investment portfolios with approximately $13.78 billion in assets under management and/or supervision as of February 28, 2026. A portion of these assets are contained in investments sponsored by FTP, for which Stonebridge acts as sub-portfolio supervisor.

PORTFOLIO MANAGERS

The following individuals are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio:

Jeremiah Charles, William Housey, Scott Skowronski, James Snyder, Owen Aronson, Todd Larson, Rob Wolf, Buo Zhang and Kevin Ziets are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Generalist Portfolio Managers

•	Jeremiah Charles, Senior Vice President and Senior Portfolio Manager of First Trust. Jeremiah Charles is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group. At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds. Prior to joining First Trust in 2013, Jeremiah spent the majority of his career as a Senior Portfolio Manager at Deerfield Capital Management where he helped manage the Deerfield Mortgage REIT. In his career, he has also held positions at CRT Capital, where he worked as a Vice President in Securitized Products and at Piper Jaffray, where he began his career in 2003 as an Analyst. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a MS in Real Estate with honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

•	William Housey, CFA, Managing Director of Fixed Income and Senior Portfolio Manager of First Trust. William Housey is Managing Director of Fixed Income, Senior Portfolio Manager. Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Team and has worked in the investment management industry since 1996. Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.
•	Scott Skowronski, CFA, Senior Vice President and Senior Portfolio Manager of First Trust. Mr. Skowronski serves as Senior Vice President and Portfolio Manager for First Trust. Mr. Skowronski joined First Trust Advisors L.P. in November 2022 as Portfolio Manager for the Investment Grade Team and has 27 years of investment experience. Prior to joining First Trust, Mr. Skowronski was a Senior Portfolio Manager and Principal at Asset Allocation & Management, LLC (AAM) for over 10 years. In that role, he was responsible for leading the Portfolio Strategies Committee to determine sector and portfolio positioning for all investment grade bond portfolios across the firm and was also a member of the Asset Allocation Committee. Prior to that, Mr. Skowronski was an Associate Portfolio Manager at Brandes Investment Partners and was also a Fixed Income Portfolio Manager at COUNTRY Financial. He has extensive experience in portfolio management across all investment grade bond sectors including credit, securitized, and municipal bonds. Mr. Skowronski received a B.A. in Risk Management from Illinois Wesleyan University. He also holds the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago.
•	James Snyder, Senior Vice President and Senior Portfolio Manager of First Trust. James Snyder is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group. At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds. Prior to joining First Trust in 2013, James spent most of his career leading several mortgage trading and portfolio management groups at American Express Financial Advisors, where he managed the AXP Federal Income Fund, and at Deerfield Capital, where he managed Deerfield’s Mortgage REIT and Opportunity Fund. Additionally, he has held senior positions at Fort Sheridan Advisors and Spyglass Capital after beginning his career in 1983 at Harris Bank. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from the University of Chicago Booth School of Business.

Sector-specific Portfolio Managers

•	Owen Aronson, Senior Investment Analyst and Portfolio Manager of First Trust. Owen Aronson is a Vice President and Portfolio Manager for First Trust. Prior to joining First Trust in 2020, Mr. Aronson worked as Vice President at Neuberger Berman in the Global Securitized Products team where he was involved in the research, trading, and management of securitized risk across a range of fixed income and real estate debt portfolios. Mr. Aronson began his career as an Analyst at Lehman Brothers Asset Management in 2007. Mr. Aronson holds a B.A. in Economics from the University of Chicago.
•	Todd Larson, CFA, Senior Vice President and Senior Portfolio Manager of First Trust. Todd Larson is a Senior Portfolio Manager for the Investment Grade Fixed Income Team and has over 33 years of investment experience. Prior to joining First Trust in 2007, Mr. Larson was Vice President and Portfolio Manager for ABN AMRO Asset Management. Mr. Larson also served on ABN AMRO’s Macro- economic Committee and Global Credit Committee. His previous positions also include Portfolio Manager at Van Kampen American Capital and Portfolio Manager at Horizon Cash Management. Mr. Larson has extensive experience in the portfolio management of core-style investment grade mandates and enhanced cash strategies. Mr. Larson received a B.A. in Business Administration from North Park College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.
•	Robert Wolf, Chief Executive Officer and Chief Investment Officer of Stonebridge. Mr. Wolf sets the strategic direction of Stonebridge including investments, operations, business and product development, and marketing strategies. Mr. Wolf oversees the investment team, as well as investment policies and strategies for all of the company’s portfolio management activities. In addition, Mr. Wolf directs the daily management of preferred securities portfolios and trading functions. Mr. Wolf has over 26 years of fixed-income experience in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations. Mr. Wolf previously worked for Lehman Brothers’ commercial mortgage-backed securities (CMBS) trading desk as a credit analyst. Mr. Wolf received his B.S. degree in Chemistry from Villanova University and his MBA in Finance from the New York University Stern School of Business.
•	Buo Zhang, Portfolio Manager of First Trust. Buo Zhang is a Portfolio Manager for the First Trust Government & Securitized Products Group focused primarily on CLOs. She has over 18 years of investment research and trading experience. Prior to joining First Trust in March 2025, Buo worked at Nuveen Asset Management as a Managing Director focused on structuring and trading CLOs. Prior to Nuveen, Buo worked at Credit Suisse Asset Management (now UBS Asset Management) as a Director in the Credit Investments Group where she worked in various capacities including as an investment analyst as well as structuring and trading structured products. Ms. Zhang holds a B.S. in Finance and Accounting from the Stern School of Business at New York University.

•	Kevin Ziets, CFA, Portfolio Manager of First Trust. Mr. Ziets is a Portfolio Manager for the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 28 years of investment experience. Prior to joining First Trust, Mr. Ziets was at Muzinich & Company from 2017 to 2025. At Muzinich, he initially served as a Senior Credit Analyst and moved in the role of Portfolio Manager in July 2020 where he managed over $5 billion in leverage finance portfolios across public funds and SMAs. Prior to Muzinich, Mr. Ziets spent over 10 years as a Senior Analyst on a number of sellside leverage finance research teams, including publishing roles in Consumer/Retail at Goldman Sachs and Citigroup. He began his career at Moody’s, progressing to a Senior Analyst role from 1997 to 2006. Mr. Ziets received a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business. Mr. Ziets holds the FINRA Series 7 and Series 63 licenses and holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of New York.

As of March 31, 2026, the portfolio managers did not beneficially own any shares of the Fund.

Compensation. The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets as of February 28, 2026, set forth in the table below:

Portfolio Managers	Registered Investment Companies Number of Accounts	Other Pooled Investment Vehicles Number of Accounts	Other Accounts Number of Accounts
Jeremiah Charles	9 ($15.61 billion)	0 ($0)	0 ($0)
William Housey	9 ($6.93 billion)	1 ($0)	0 ($0)
Scott Skowronski	6 ($11.05 billion)	0 ($0)	7 ($4.94 million)
James Snyder	9 ($15.61 billion)	0 ($0)	0 ($0)
Owen Aronson	7 ($14.91 billion)	0 ($0)	0 ($0)
Todd Larson	7 ($11.06 billion)	0 ($0)	7 ($4.94 million)
Robert Wolf	4 ($10.505 billion)	0 ($0)	3,707 ($1.598 billion)
Buo Zhang	1 ($6.3 million)	0 ($0)	0 ($0)
Kevin Ziets	6 ($6.92 billion)	0 ($0)	0 ($0)

Conflicts. None of the accounts managed by the portfolio managers pays an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund's investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, the Advisor believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers..

The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services for the preferred securities in the Fund's investment portfolio. Specifically, the Sub-Advisor is responsible for managing a portion of the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will, in all material respects satisfy any applicable fiduciary duties it may have to the Fund, monitor the Fund’s investments, and comply with the provisions of the Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. First Trust is responsible for effecting all security transactions for the Fund’s assets at the direction of the Sub-Advisor with respect to the portion of the Fund’s assets allocated to the Sub-Advisor. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Trust on behalf of the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees equal to 0.30% of the average daily net assets of the portion of the Acquiring Fund’s investment portfolio allocated to the Sub-Adviser by First Trust from time to time and managed by the Sub-Adviser, not including any allocation that is not invested or held in cash. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee.

As a result of the Reorganization, the Fund has assumed the performance of the Predecessor Fund. As the Predecessor Fund and the Fund have a number of differences, including investment policies and practices and that the Predecessor Fund was a closed-end fund which utilizes leverage while the Fund is an exchange-traded fund which does not utilize leverage, the Predecessor Fund’s past performance is not indicative of how the Fund will, or is expected to, perform in the future.

BROKERAGE ALLOCATIONS

First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT, DISTRIBUTOR, ADDITIONAL SERVICE PROVIDER AND EXCHANGE

Administrator and Fund Accounting Agent. The Fund has appointed The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNY is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNY generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Custodian. Pursuant to a custody agreement, BNY serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio.

Transfer Agent. Pursuant to a transfer agency and service agreement, BNY provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.

The Trust, on behalf of the Fund, has agreed to indemnify BNY for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. As compensation for these services, BNY is paid a fee based on the Fund’s total average daily net assets. BNY also is entitled to certain out-of-pocket expenses for the services described above. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNY for the services provided as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees for at least two years after when the Fund’s registration statement has gone effective.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Fund in connection with the Fund is that NYSE Arca lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Advisor are set forth in Exhibit A and the Proxy Voting Guidelines of the Sub-Advisor are set forth in Exhibit B.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Fund’s website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statement and other information provided for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx. The Trust, First Trust, FTP, the Sub-Advisor and BNY will not disseminate nonpublic information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Advisor’s Rule 6c-11 Committee defines any deviation from a pro rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Advisor has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment advisor and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may reject or suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend or reject creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Proxy Statement/Prospectus in the section entitled “Additional Information About the Target Fund and Acquiring Fund—Net Asset Value—Acquiring Fund.”

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss, realized upon the sale of such shares. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A “return of capital” represents a return on a shareholder’s original investment in the Fund, and should not be confused with a dividend from earnings and profits. Upon the sale of Fund shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in shares sold, as adjusted to reflect return of capital. Accordingly, Fund shareholders should carefully review any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in the Target Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2025 (the “Annual Report”) and the unaudited financial statements and notes thereto in the Target Fund’s Semi-Annual Report to shareholders for the six months ended November 30, 2025 (the “Semi-Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Portfolio of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Target Fund’s Annual Report for the fiscal year ended May 31, 2025 and Semi-Annual Report to shareholders for the six months ended November 30, 2025 may be obtained upon request and without charge by writing or by calling the First Trust, at the address and telephone number on the back cover of the Proxy Statement/Prospectus. The Fund has adopted the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Fund and the fees and expenses of the Fund on a pro forma basis after giving effect of the Reorganization is included under the heading “Synopsis–Fees and Expenses” in the Proxy Statement/Prospectus.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Fund.

EXHIBIT A — PROXY VOTING GUIDELINES

FIRST TRUST ADVISORS L.P.

PROXY VOTING POLICIES AND PROCEDURES

First Trust Advisors L.P. (“FTA” or the “Adviser”) serves as investment adviser to open- and closed-end investment companies, and other collective investments (“Funds”), as well as separately managed accounts (collectively, “Clients”). As part of these services, the Adviser has, in most cases, agreed to or been delegated proxy voting responsibility on such Clients’ behalf (“Proxy Clients”). FTA is required to adopt and implement policies and procedures reasonably designed to ensure proxy voting on behalf of Proxy Clients is conducted in a manner that is in their best interests and addresses how conflicts of interest between FTA’s interests and Proxy Clients’ interests are managed. FTA has adopted the following policies and procedures to comply with this requirement (the “Policy”).

1. It is the Adviser’s policy to seek to ensure that proxies are voted consistently and in the best economic interests of the Proxy Client. The FTA Investment Committee is responsible for the implementation of the Policy.

2. The Adviser engaged Institutional Shareholder Services (“ISS”) to provide proxy research, recommendations, and voting services. ISS provides a password protected website which is accessible to authorized FTA personnel to download upcoming proxy meeting data, including research reports of companies held in Proxy Client portfolios. The website can be used to view proposed proxy votes and to enter votes for upcoming meetings for Proxy Client portfolio securities.

3. FTA will generally follow the First Trust U.S. Proxy Voting Guidelines and First Trust International Proxy Voting Guidelines (collectively, the “Guidelines”), as appropriate, to vote proxies for Proxy Clients’ accounts, so long as such Guidelines are considered to be in the best interests of the Proxy Client, and there are no noted or perceived conflicts of interest. FTA’s use of the Guidelines is not intended to constrain FTA’s consideration of any proxy proposal, and there are times when FTA deviates from the Guidelines, including but not limited to when required by Rule 12d1-4 agreements between Fund Proxy Clients and certain acquired funds, if applicable.  When FTA deviates from the Guidelines, FTA will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value. The Guidelines are posted on the “News and Literature” page on the website (ftportfolios.com) for each Fund for which FTA votes proxies.

4. FTA will also vote against shareholder proposals that are not related to a company’s core business and/or do not appear to be an appropriate use of a company’s resources to maximize shareholder value.

5. FTA may vote against the Guidelines in other circumstances as it has final authority and fiduciary responsibility for proxy voting.

6. In certain circumstances, where FTA has determined that it is consistent with Proxy Clients’ best interests, FTA will not vote a proxy on behalf of one or more Proxy Clients. Such circumstances include:

(a)  Limited Value. Proxies will not be required to be voted on securities in a Proxy Client’s account if the value of the Proxy Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held in Proxy Client’s account(s).

(b) Securities Lending Program. When Fund portfolio securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, FTA will not recall securities on loan in order to vote a proxy. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Fund Proxy Client’s account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time to meet voting deadlines. In certain instances, in FTA’s discretion, disclosure regarding FTA’s process for determining whether or not to recall Fund portfolio securities on loan for proxy voting purposes may be provided as part of the Funds’ annual Form N-PX filing.

(c) Unjustifiable Costs. In certain circumstances, based on cost-benefit analysis, FTA may choose not to vote when the cost of voting on behalf of a Proxy Client would exceed any anticipated benefits of the proxy proposal to such Proxy Client (e.g. foreign securities).

(d) International Markets Share Blocking. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. In international markets where share blocking applies, FTA typically will not, but reserves the right to, vote proxies due to the liquidity constraints associated with share blocking.

7. On a regular basis, FTA Research reviews ISS recommendations on matters determined to have a potential impact of shareholder value to decide whether to vote as the Guidelines recommend and advises the FTA Investment Committee of its determination.

8. FTA may determine voting in accordance with the Guidelines is not in the best interests of a Proxy Client. If there is a decision to vote against the Guidelines, the FTA Investment Committee will document the reason and instruct ISS to change the vote to reflect this decision.

9. Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, the Adviser will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Proxy Client and will vote the proxy without using the Guidelines. If FTA has knowledge of a material conflict of interest between itself and a Proxy Client, the Adviser shall vote the applicable proxy in accordance with the Guidelines to avoid such conflict of interest. If there is a conflict of interest between a Fund Proxy Client and FTA or other Fund service providers, FTA will vote the proxy based on the Guidelines to avoid such conflict of interest.

10. If a Proxy Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to do so. In such case, the Adviser shall inform the Proxy Client that it is not able to honor the Proxy Client’s request.

11. FTA periodically reviews proxy votes to ensure compliance with this Policy.

12. This Policy, the Guidelines and votes cast for Proxy Clients are available upon request and such Proxy Client requests must be forwarded to FTA Compliance for review and response. This Policy is also provided with each advisory contract and described and provided with the Form ADV, Part 2A.

Shareholders of Fund Proxy Clients can review the Policy and a Fund’s voted proxies (if any) during the most recent 12-month period ended June 30 on the First Trust website at www.ftportfolios.com or by accessing EDGAR on the SEC website at www.sec.gov.

13. FTA provides reasonable ongoing oversight of ISS. FTA, or ISS on behalf of FTA, maintains the following records relating to proxy voting:

(a) a copy of this Policy;

(b) a copy of each proxy form for which it is responsible to vote;

(c) a copy of each proxy solicitation, including proxy statements and related materials with regard to each proxy issue it votes;

(d) documents relating to the identification and resolution of conflicts of interest, if any;

(e) any documents created by FTA or ISS that were material to a proxy voting decision or that memorialized the basis for that decision; and

(f) a copy of each written request from any Proxy Client for information on how FTA voted proxies on the Proxy Client’s behalf, and a copy of any written response by FTA to any written or oral request for information by a Proxy Client on how FTA voted proxies for that Proxy Client’s account.

These records are either maintained at FTA’s office or are electronically available to FTA through access to the ISS Proxy Exchange portal.

Adopted:	September 15, 2003
Amended:	December 10, 2007
Amended:	September 21, 2009
Amended:	September 12, 2016
Amended:	March 9, 2020
Amended:	June 7, 2021
Amended:	January 19, 2022
Amended:	May 13, 2022
Amended:	September 22, 2022
Amended:	July 3, 2023
Amended:	January 10, 2024
Amended:	February 8, 2024
Amended:	March 9, 2025

EXHIBIT B — PROXY VOTING GUIDELINES

STONEBRIDGE ADVISORS LLC
PROXY VOTING POLICIES AND PROCEDURES (REVISED 2023)

Proxy Voting and Class Actions

Most Recently Revised:

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Rule 206(4)-6 is supplemented by:

•	Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers; and
•	Investment Advisers Act Release No. 5547 (July 22, 2020), which contains supplementary guidance addressing: the risk of voting a proxy before an issuer files additional soliciting materials with the SEC; and associated client disclosures in this regard.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, SB considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	SB lacks written proxy voting policies and procedures;
•	Proxies are not identified and processed in a timely manner;
•	Proxies are not voted in Clients’ best interests;
•	Conflicts of interest between SB and a Client are not identified or resolved appropriately;

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•	Third-party proxy voting services do not vote proxies according to SB’s instructions and in Clients’ best interests;
•	SB does not conduct sufficient oversight of any proxy advisory firms whose services it uses;
•	SB votes a proxy before the issuer files additional soliciting materials with the SEC;
•	Proxy voting records, Client requests for proxy voting information, and SB’s responses to such requests, are not properly maintained;
•	SB lacks policies and procedures regarding Clients’ participation in class actions; and
•	SB fails to maintain documentation associated with Clients’ participation in class actions.

SB has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

General Proxy Voting Policy

The preferred and hybrid securities in which we generally invest do not normally carry proxy voting rights, and we do not anticipate acquiring other equity securities that have such rights. But if a proxy vote is solicited on a security held in client portfolios, Stonebridge will strive to cast its vote in the best economic interests of the client, following the Proxy Voting Guidelines detailed below. Stonebridge currently votes proxies for the sub-advised mutual funds using the Broadridge Corporate Issuer Solutions, Inc. website ProxyVote.com, which is available to us through UBS. The trader or credit analyst assigned the duty of monitoring the particular Firm is the person assigned to inform Operations of how the proxy will be voted. SB will vote “Abstain” on proxies received for in-kind securities slated for immediate resale.

Proxy Voting Guidelines.

We will normally vote proxies in accordance with the following guidelines unless we determine that it is in the best economic interests of our clients do otherwise:

•	We will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.

•	We consider the reputation, experience and competence of a Firm’s management when we evaluate the merits of investing in a particular Firm, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, we cast our votes in accordance with management’s recommendations. However, when we believe management’s position on a particular issue is not in the best interests our clients, we will vote contrary to management’s recommendation.

•	With respect to a Firm’s board of directors, we believe there should be a majority of independent directors on Firm boards, and that audit, compensation and nominating committees should consist solely of independent directors. Therefore, we will normally vote in favor of proposals that insure such independence.

•	With respect to auditors, we believe that the relationship between a public Firm and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing or closely-related activities that do not raise any appearance of impaired independence.

•	With respect to equity-based compensation plans, we believe that appropriately designed plans approved by a Firm’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we will normally vote against plans that substantially dilute our ownership interest in the Firm or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.
B-2

•	With respect to shareholder rights, we believe that all shareholders of a Firm should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•	With respect to “social responsibility” issues, we believe that matters related to a Firm’s day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a Firm disclose or change certain business practices, unless we believe the proposal would have a substantial, positive economic impact on the Firm.

•	Sometimes a client will fund an account with in-kind securities. When this happens, we review the in-kind portfolio, retain those preferred and hybrid securities that fit Stonebridge’s strategies, and quickly sell the rest to produce cash which can then be invested in securities that do fit our strategies. It may occur that a proxy vote solicitation is received on a security that was received in-kind and slated for immediate sale without further analysis. It is our policy to vote “Abstain” on such securities as we have only transitory possession of them.

In other circumstances, we may also decide to refrain from voting a particular proxy. In these instances, we will document the reasons for our decision.

SB will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that SB voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether SB cast a vote;
o	How SB cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether SB cast its vote with or against management.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Form N-PX

Rule 14Ad-1 requires institutional investment managers to file reports under Section 13(f) of the Exchange Act to report their “say-on-pay” votes on Form N-PX.

“Institutional investment manager” is defined as “any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person.”

Rule 14Ad-1 requires institutional investment managers to report “say-on-pay” votes on Form N-PX. “Say-on-pay” refers to shareholder voting relating to: (1) approval of the compensation of a company’s named executive officers; (2) the frequency of such votes; and (3) approval of “golden parachute” compensation in connection with a merger or acquisitions. The rule provides a two-part test for determining whether an institutional investment manager “exercised voting power” over a security and must therefore report a say-on-pay vote on Form N-PX:

•	The institutional investment manager has the power to vote, or direct the voting of, a security.
B-3

•	The institutional manager “exercises” this power to influence a voting decision for the security.

The Final Rule states that “voting power could exist or be exercised either directly or indirectly by way of a contract, arrangement, understanding, or relationship.” Further, the rule states that “multiple parties could both have and exercise voting power over the same securities even where the institutional investment manager is not the sole decision-maker.” An institutional investment manager would have no reporting obligation with respect to a voting decision that is entirely determined by its client or another party.

Class Actions

As a fiduciary, SB always seeks to act in Clients’ best interests with good faith, loyalty, and due care. SB participates in class actions when provided the authority. SB generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Clients

SB includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how SB voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, SB does not disclose how it expects to vote on upcoming proxies. Additionally, SB does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to the Post-Effective Amendment No. 10 filed on Form N-1A (File No. 333-210186) for Registrant on December 29, 2017.

(b) Amended and Restated Establishment and Designation of Series is filed herewith.

(2)	By-Laws of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-210186) filed on March 14, 2016.
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement, dated January 12, 2023, is incorporated by reference to the Post-Effective Amendment No. 371 filed on Form N-1A (File No. 333-210186) for Registrant on January 12, 2023.

(b) Amended Schedule A to Investment Management Agreement between Registrant and First Trust Advisors L.P. will be filed by amendment.

(c) Investment Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., and Stonebridge Advisors LLC, will be filed by amendment.

(7)	(a) Distribution Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. will be filed by amendment.

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Schedule I to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(c) Schedule II to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(10)	(a) 12b-1 Service Plan is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to 12b-1 Service Plan will be filed by amendment.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.
(12)	Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.
(13)	(a) Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Amendment to Exhibit A of the Administration and Accounting Agreement will be filed by amendment.

(c) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(d) Amendment to Exhibit A of the Transfer Agency Agreement will be filed by amendment.

(e) Form of Subscription Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(f) Form of Participant Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(14)	Consent of Independent Registered Public Accounting Firm for First Trust Senior Floating Rate Income Fund II is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith, Nielson and Driscoll and Mses. Keefe and Wright authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, is incorporated by reference to the filing on Form N-14 (333-292739) for Registrant on January 14, 2026
(17)	First Trust Senior Floating Rate Income Fund II Proxy Card is incorporated by reference to the filing on Form N-14 (333-292739) for Registrant on January 14, 2026.

_______________

ITEM 17: UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization delivered at the closing of the reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 15th day of April, 2026.

First Trust Exchange-Traded Fund VIII

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	April 15, 2026
James M. Dykas
/s/ Derek D. Maltbie	Treasurer, Chief Financial Officer and Chief Accounting Officer	April 15, 2026
Derek D. Maltbie
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
)
Denise M. Keefe*	) Trustee )
)
Robert F. Keith*	) Trustee )
	) By:	/s/ W. Scott Jardine
Niel B. Nielson*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	April 15, 2026
Bronwyn Wright*	) Trustee )
)

*

Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were filed on January 14, 2026 as Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (333-292739).

EXHIBIT INDEX

(1)(b)	Amended and Restated Establishment and Designation of Series.

(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(14)	Consent of Independent Registered Public Accounting Firm for First Trust Senior Floating Rate Income Fund II.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP.
(12)	Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus.